(five             ROCHESTER
 bar              FUND
 logo)            MUNICIPALS                   Prospectus dated March 16, 1997


         Rochester Fund Municipals is a non-diversified mutual fund with the investment objective of providing shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund intends to achieve its objective by investing primarily in New York State municipal and public authority debt obligations, the interest from which is exempt from such taxes. Except for temporary defensive purposes, at least 80% of the Fund's net assets will be invested in tax exempt municipal securities. There can be no assurance that the Fund will achieve its objective.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the March 16, 1997 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                                      [logo]OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                  ABOUT THE FUND

                  Expenses

                  A Brief Overview of the Fund

                  Financial Highlights

                  Investment Objective and Policies

                  Investment Policies and Strategies

                  Investment Risks

                  How the Fund is Managed

                  Performance of the Fund

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares

                  Special Investor Services
                  AccountLink
                  Automatic Withdrawal and Exchange Plans
                  Reinvestment Privilege

                  How to Sell Shares
                  By Mail
                  By Telephone
                  By Checkwriting

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Appendix A: Special Sales Charge Arrangements for Class A Shareholders

                  Appendix B:  Special Sales Charge Arrangements

ABOUT THE FUND

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended December 31, 1996. On March 16, 1997, the Fund redesignated as "Class A shares" all of its shares which had been outstanding prior to that date and authorized the issuance of new classes of shares ("Class B shares" and "Class C shares.") The information for Class B shares and Class C shares has been estimated based upon expenses expected to be incurred through December 31, 1997.

         o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," for an explanation of how and when these charges apply.


                                                Class A                   Class B                        Class C
                                                Shares                    Shares                         Shares
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge                             4.75%                     None                           None
on Purchases (as a %
of offering price)
-----------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales                           None(1)                   5% in the first                1% if
Charge (as a % of the                                                      year, declining                redeemed
lower of the original                                                      to 1% in the                   within 12
offering price or                                                          sixth year and                 months of
redemption proceeds)                                                       eliminated                     purchase(3)
                                                                           thereafter(2)
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on                          None                      None                           None
Reinvested Dividends
------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                   None                      None(2)                        None(3)
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                     None                      None                           None
--------------------------------------------------------------------------------------------------------------------------

(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below.
(2) See "How to Buy Shares - Class
B Shares" below for more information on contingent  deferred sales charges.
(3) See "How to Buy Shares - Class C Shares" below for more information on contingent deferred sales charges.

         o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net Assets)

                                                              Class A                   Class B                    Class C
                                                              Shares                    Shares                     Shares
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                               0.48%                     0.48%                      0.48%
--------------------------------------------------------------------------------------------------------------------------------
12b-1 Plan Fees                                               0.15%(1)                  1.00%                      1.00%
--------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                0.19%                     0.19%                      0.19%
--------------------------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses                                 0.82%(2)                  1.67%                      1.67%
--------------------------------------------------------------------------------------------------------------------------------

(1) Although the Fund's Service Plan for Class A shares permits payment of a service fee of up to 0.25% of the Fund's average daily net assets per annum, the Board of Trustees has authorized payment of a service fee of only 0.15% per annum of the Fund's average daily net assets. For Class B and Class C shares, the 12b-1 Plan fees are the service fees (the maximum service fee is 0.25% of average daily net assets of that class) and the asset-based sales charge of 0.75%.
(2) Actual Total Operating Expenses for Class A shares during the fiscal year ended December 31, 1996 were 0.82% (including interest expense) and 0.77% (excluding interest expense). For the fiscal year ending December 31, 1996, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

         The numbers in the table above with respect to Class A shares are based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets for Class A shares for that year. The expenses shown for Class B shares and Class C shares are estimates since those classes were not offered during the fiscal year ended December 31, 1996.

         The actual expenses for shares in future years may be more or less than the numbers in the above table, depending on a number of factors, including the actual value of the Fund's assets.

         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below.
Assume that you make a $1,000 investment in shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                            1 year            3 years           5 years          10 years*
                                            ------            -------           -------          --------
         Class A Shares                     $55               $71               $88              $138
         Class B Shares                     $67               $83               $111             $152
         Class C Shares                     $27               $53               $91              $198


         If you did not redeem your investment, it would incur the following expenses:

                                            1 year            3 years           5 years          10 years*
                                            ------            -------           -------          --------
         Class A Shares                     $55               $71               $88              $138
         Class B Shares                     $17               $53               $91              $152
         Class C Shares                     $17               $53               $91              $198

         *In the first example, expenses include the Class A initial sales charge of 4.75% and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. Because of the effect of the asset-based sales charge and contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. See "How to Buy Shares
- Buying Class B Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, which may be more or less than the amounts shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

         o What Is The Fund's Investment Objective? The Fund's investment objective is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. There can be no assurance that the Fund will achieve its objective.

         o What Does The Fund Invest In? The Fund seeks to achieve its objective by investing primarily in New York State municipal and public authority debt obligations, the interest from which is exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. See "Dividends, Capital Gains and Taxes." Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in the Fund's net asset value because the prices of long-term bonds are more affected by changes in interest rates than prices of short-term bonds.

         As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities except when the Manager determines that market conditions could cause serious erosion of portfolio value, in which case assets may be temporarily invested in short-term taxable obligations as a defensive measure to preserve net asset value. Such temporary investments will be limited substantially to obligations issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; highly-rated corporate debt securities; prime commercial paper; or certificates of deposit of domestic banks with assets of at least $1 billion.

         The Fund is permitted to invest up to 25% of its assets in tax-exempt obligations which are rated below investment grade or, if unrated, judged by the Manager to be in an equivalent rating category. Investments in these securities present different risks than investments in higher rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. See "Investment Policies and Strategies"-"Credit Quality" and "Investment Risks".

         o Who Manages The Fund? The Fund's  investment  adviser (the "Manager")
is OppenheimerFunds, Inc. The Manager (including a subsidiary) advises investment company portfolios having over $62 billion in assets as of December 31, 1996. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and who is primarily responsible for the selection of the Fund's securities, is Ronald H. Fielding. The Fund's Board of Trustees, which is elected by shareholders, oversees the investment adviser and the portfolio manager. See "How the Fund is Managed" for more information about the Manager and its fees.

         o How Risky Is The Fund? All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction as short-term interest rates change. The Manager tries to reduce risks by investing in a substantial number of issuers; however, as a non-diversified investment company, the Fund may invest a greater proportion of its assets in a smaller number of issuers than a diversified fund. There is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. See "Investment

Objective and Policies" for a more complete discussion.

         o How Can I Buy  Shares?  You can buy  shares  through  your  dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. See "How to Buy Shares" for more details.

         o Will I Pay A Sales Charge To Buy Shares? The Fund has three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Appendix A to this Prospectus sets forth special sales charge rates that apply to additional purchases of Class A shares of the Fund by a person who was a shareholder of the Fund on or before the effective date of this Prospectus. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. See "How to Buy Shares" for more details.

         o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. See "How to Sell Shares." The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares."

         o How Can I Tell How the Fund Has Performed? The Fund measures its performance by quoting its yield, tax equivalent yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based securities market index as we have done beginning on page ___. Please remember that past performance does not guarantee future results. See "Performance of the Fund."

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Price
Waterhouse LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended December 31, 1996, is included in the Statement of Additional Information. Class B shares and Class C shares were not publicly offered during fiscal year ended December 31, 1996. Accordingly, no information on Class B or Class C shares is reflected in the following tables or in the Fund's other financial statements.


                                    Class A Shares
                                    Year Ended December 31,
                         ----------------------------------------------------------------------------------------------------------
                                      1996      1995      1994      1993      1992     1991      1990      1989      1988    1987(a)
                                      ----      ----      ----      ----      ----     ----      ----      ----      ----    ----
Net asset value,
beginning of year                     $18.18    $16.31    $19.00   $17.65    $17.01    $16.24    $16.29    $16.14    $15.31  $16.06
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment
operations:

Net investment income                   1.10      1.10      1.13     1.17      1.20      1.20      1.20      1.20      1.20    1.13
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss)
on investments                         (0.18)     1.86    (2.68)    1.35      0.64      0.81     (.05)        0.15     0.83   (0.57)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                             0.92      2.96     (1.55)   2.52      1.84      2.01      1.15        1.35     2.03    0.56
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:

Net investment income                  (1.10)     (1.09)   (1.13)  (1.17)    (1.20)    (1.20)     (1.20)     (1.20)   (1.20)  (1.20)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net
investment income-
prior year                              --        --       (0.01)    --        --        --        --        --       --        --
-----------------------------------------------------------------------------------------------------------------------------------
Capital gains                           --        --        --       --        --       (0.04)    --         --       --     (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                    (1.10)   (1.09)    (1.14)    (1.17)    (1.20)  (1.24)   (1.20)      (1.20)   (1.20)   (1.31)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                           $18.00    $18.18    $16.31   $19.00    $17.65    $17.01    $16.24    $16.29    $16.14  $15.31
-----------------------------------------------------------------------------------------------------------------------------------
Total return (b)
(excludes sales load)                  5.37%    18.58%    (8.35%)  14.60%    11.19%    12.79%     7.28%     8.67%     13.72%  3.69%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:

Net assets, end of
period (in millions)                    2,308    2,145     1,791     1,794       997      497        261       98       39       17
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses
to average net assets(c)               0.82%     0.82%     0.84%    0.75%     0.84%     0.87%     0.88%     1.11%     1.13%   1.20%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                -10-




Ratio of total expenses
(excluding interest)
to average net assets (c)(d)          0.77%     0.78%    0.73%     0.64%     0.70%     0.74%     0.72%     0.91%     1.10%    1.20%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                            6.20%     6.25%     6.43%    6.21%     6.79%     7.12%     7.21%     7.19%     7.40%   7.30%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)            13.34%   14.59%   34.39%    18.27%    29.99%    48.54%    51.63%    34.76%    61.50%    72.8%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Includes a voluntary reimbursement of expenses by Fielding Management Company, Inc. which amounted to $.01 per share in 1987. Without reimbursement, the ratio of total expenses to average net assets would have been 1.2% in 1987. Fielding Management Company, Inc. was the Fund's investment adviser from inception through April 30, 1994, at which time Rochester Capital Advisors, L.P. became the Fund's investment adviser.
(b)  Assumes a  hypothetical  initial
investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.
(c) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(d) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(e) The lesser of
purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $449,938,295 and $290,605,385, respectively.
(f)On
January 4, 1996, OppenheimerFunds, Inc. acquired substantially all of the assets of Rochester Capital Advisors, L.P. and certain affiliates and was appointed investment adviser to the Fund. Rochester Capital Advisors, L.P. served as investment adviser to the Fund from May 1, 1994 through January 4, 1996.

Per share information has been determined based on average number of shares outstanding during the period.



                                              Information On Bank Loans

                                                                  Year ended December 31,
                                      --------------------------------------------------------------------------------------------
                                      1996       1995       1994       1993       1992       1991       1990       1989       1988
                                      ----       ----       ----       ----       ----       ----       ----       ----       ----
Bank Loans outstanding
at end of year(000)                   $27,100  $17,930    $15,083     $30,886    $22,644   $18,292     $3,067     $1,139      $430
----------------------------------------------------------------------------------------------------------------------------------
Monthly average amount
of bank loans outstanding
during the year(000)                  $14,152  $ 8,217   $28,131      $27,137    $17,060   $ 5,317     $2,587     $  990      $ 20
----------------------------------------------------------------------------------------------------------------------------------
Monthly average number of
shares of the Fund out-
standing during the
year(000)                             123,596   114,502  105,753       77,472     41,429   22,445     10,327       3,980   1,554
----------------------------------------------------------------------------------------------------------------------------------
Average amount of bank
loans per share out-
standing during the year              $ .11      $ .07      $ .27      $ .35      $ .41   $ .24      $ .25      $ .25      $ .01
----------------------------------------------------------------------------------------------------------------------------------

Investment Objective and Policies

Objective. The Fund's investment objective is to provide as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. There is no assurance that the Fund will achieve its objective and there can be no guarantee that the value of an investment in Fund shares might not decline. The Fund will seek to achieve its objective by investing primarily in New York State municipal and public authority debt obligations exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. See "Dividends, Capital Gains and Taxes." Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in the Fund's net asset value because the prices of long term bonds are more affected by changes in interest rates than prices of short-term bonds.

           As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities except when the Fund's Manager determines that market conditions could cause serious erosion of portfolio value, in which case assets may be temporarily invested in short-term taxable obligations as a defensive measure to preserve net asset value. Such temporary investments will be limited substantially to obligations issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; highly-rated corporate debt securities; prime commercial paper; or certificates of deposit of domestic banks with assets of at least $1 billion.

Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

           Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940, as amended, (the "Investment Company Act") to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Investment Policies and Strategies


           o Credit Quality. At least 75% of the Fund's total assets which are invested in tax-exempt obligations will be invested in securities which have received investment grade ratings from a nationally recognized statistical rating organization ("NRSRO"), or in securities which are not rated, provided that, in the opinion of the Manager, such securities are of equivalent quality to securities so rated. Tax-exempt obligations in the lowest categories of investment grade ratings may have speculative characteristics. A description of rating categories is contained in Appendix C to the Statement of Additional Information. The Fund is permitted to invest up to 25% of its total assets in tax-exempt obligations which are rated below investment grade or, if unrated, judged by the Manager to be in an equivalent rating category. Investments in these securities present different risks than investments in higher rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. The Manager will attempt to reduce the risks inherent in investments in lower rated securities through active portfolio management, structuring the portfolio to include a broad spectrum of municipal securities, credit analysis and attention to current developments and trends in the economy and financial markets. Such securities are regarded as speculative securities. See "Investment Objective and Policies" in the Statement of Additional Information for a discussion of the risks associated with investments in high yield, high risk securities.

           o Municipal Obligations. Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, manufacturing facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

           The interest on bonds issued to finance essential state and local government operations is fully tax-exempt. However, the interest on certain private activity bonds (including those for housing and student loans) issued after August 15, 1986, while still tax-exempt for regular tax purposes, constitutes a preference item for taxpayers in determining their alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividend, Capital Gains and Taxes." The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-government business activities, such as non-essential private activity bonds. The Fund intends to purchase private activity bonds only to the extent that the interest paid by such bonds is exempt from Federal, New York State and New York City taxes for regular tax purposes.

           The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. There are variations in the security of municipal bonds, both within a particular classification and between classifications. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or specific revenue source. One type of revenue bond in which the Fund may invest is a "moral obligation" bond. A moral obligation bond is a bond which is issued by revenue authorities under circumstances where New York State (the "State") provides a moral pledge of payment in the event that an authority is unable to make timely debt service. Unlike a general obligation pledge, however, the moral pledge does not constitute the State's official pledge of its full faith and credit. Accordingly, the Manager would consider precedents established in the State with respect to the honoring of such moral pledges in its credit analyses of moral obligation bonds. Private activity bonds, which are municipal bonds, are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

           The values of outstanding municipal bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount. If such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of municipal bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. The Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history.

        In determining the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. The percentage limitations referred to herein and elsewhere in this Prospectus are determined as of the time an investment or purchase is made.

        o  Investments in Illiquid Securities.  The Fund may purchase securities in private placements or in other transactions, the disposition of which would be subject to legal restrictions, or in securities for which there is no regular trading market (collectively, "Illiquid Securities"). No more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. The Fund's policy with respect to investments in Illiquid Securities is a non-fundamental policy and, as such, may be changed by action of the Fund's Board of Trustees. The Manager monitors holdings of Illiquid Securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

        Such investments may include lease obligations or installment purchase contract obligations (hereinafter collectively called "municipal leases") of municipal authorities or entities. Subject to the percentage limitation on investments in Illiquid Securities, the Fund may invest only a maximum of 5% of assets which are invested in tax-exempt obligations in unrated or illiquid tax-exempt municipal leases. Investments in tax-exempt municipal leases will be subject to the 15% limitation on investments in Illiquid Securities unless, in the judgment of the Manager, a particular municipal lease is liquid and unless the lease has received an investment grade rating from an NRSRO. The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of municipal leases. See the Statement of Additional Information for a description of the guidelines which will be utilized by the Manager in making such determinations. Under circumstances where the Fund proposes to purchase unrated municipal lease obligations, the Fund's Board of Trustees will be responsible for determining the credit quality of such obligations and will be responsible for assessing on an ongoing basis the likelihood that the lease will not be canceled.

        Investment in tax-exempt lease obligations presents certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease. Most municipal leases, however, contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal leases are generally secured by the leased property, disposition of the property in the event of default might prove difficult.

        A further discussion of such risks and the manner in which the

Fund will seek to minimize such risks is contained in the Statement of Additional Information.

        Investments in Illiquid Securities may also include, but are not limited to, securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain resales of such unregistered securities, provided that such securities have been determined to be eligible for resale to certain qualified institutional buyers ("Rule 144A Securities"). Rule 144A Securities which are determined to be liquid by the Fund's Manager pursuant to certain guidelines which have been adopted by the Board of Trustees will be excluded from the 15% limitation on investments in Illiquid Securities. See the Statement of Additional Information for a discussion of such factors.

         o Borrowing for Leverage. The Fund may borrow money from banks on an unsecured basis in amounts up to 5% of its total assets for temporary and emergency purposes, or to purchase additional portfolio securities. Borrowing for investment purposes is a speculative investment technique known as "leveraging." This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. The Fund's ability to borrow money from banks, subject to this requirement, is a fundamental policy.

         o Description of Additional Investment Policies and Permitted Securities. Except as otherwise noted, the investment policies described below and elsewhere in this Prospectus are non-fundamental investment policies and, as such, may be changed by action of the Fund's Board of Trustees.

         o Portfolio Composition. As a fundamental policy, as to 75% of the value of the Fund's gross assets, no more than 5% of the value thereof will be invested in the securities of any one issuer. This limitation does not apply to investments issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or authorities. As part of that policy, the Fund may invest more than 25% of its assets in industrial development bonds but no more than 5% of the assets will be invested in such bonds for which the underlying credit is one business or one charitable entity. As to the balance of 25% of the Fund's gross assets not covered by this policy, the Fund will not invest more than 10% thereof in the securities of any one issuer. In no case, however, will the Fund invest more than 5% of its assets in the securities of any one issuer where such securities are rated B or below. The Fund is not a diversified fund for purposes of the the Investment Company Act.

         o Investing in Other Investment Companies. The Fund also may invest on a short-term basis up to 5% of its net assets in other investment companies which have a similar objective of obtaining income exempt from Federal, New York State, and New York City income taxes. Such investing involves similar expenses by the Fund and by other investment companies involved, and the Fund intends to make such investments only on a short-term basis and only when the Manager reasonably anticipates that the net after-tax return to the Fund's shareholders will be improved, as compared to the return available from other short-term investments. See the Statement of Additional Information.

         o Inverse Floaters. The Fund may also invest in municipal obligations on which the interest rates typically decline as market rates increase and increase as market rates decline (commonly referred to as "inverse floaters"). Changes in the market interest rate or in the floating rate security inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. Such securities have the effect of providing a degree of investment leverage, since the interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The two portions may be recombined to form a fixed-rate municipal bond. To seek to limit the volatility of the securities, the Manager may acquire both portions in an effort to reduce risk and preserve capital. The market for inverse floaters is relatively new. The Manager believes that inverse floating rate obligations represent a flexible portfolio management instrument for the Fund which allows the Manager to vary the degree of investment leverage efficiently under different market conditions. Certain investments in such obligations may be illiquid and, as such, are subject to the Fund's limitation on investments in Illiquid Securities. The Fund may not invest in such illiquid obligations if such investments, together with other Illiquid Securities, would exceed 15% of the Fund's net assets.

         o When-issued and Delayed Delivery Transactions. The Fund may also purchase and sell municipal securities on a "when-issued" and

"delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase or sale price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will identify with its custodian certain assets which may include liquid assets of any type, including debt securities of any grade having an aggregate value equal to the amount of such purchase commitments until payment is made. In addition, the Fund would mark the "when-issued" security to market each day for purposes of portfolio valuation. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. As a fundamental policy, securities purchased on a "when-issued" and "delayed delivery" basis may not constitute more than 10% of the Fund's net assets.

         o Zero Coupon Securities. The Fund may invest without limitation as to amount in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities is included in the Fund's income. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         In addition, the Fund is subject to certain investment restrictions, some of which may be changed only with the approval of shareholders. See the Statement of Additional Information for a list of these additional restrictions and for additional information concerning the characteristics of municipal securities.

         Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

         Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

         o Concentration in New York Municipal Securities. Because the Fund will ordinarily invest 80% or more of its assets in the obligations of New York State, its municipalities, agencies and instrumentalities which are exempt from Federal, New York State and New York City personal income taxes ("New York Municipal Securities"), it is more susceptible to factors affecting the State and other issuers of New York Municipal Securities than is a comparable municipal bond fund whose investments are not concentrated in the obligations of issuers located in a single state. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Investment Considerations/Risk Factors - Special Investment Considerations-New York Municipal Securities." In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates.

         o Credit Quality. At least 75% of the Fund's total assets which are invested in tax-exempt obligations will be invested in securities which have received investment grade ratings from an NRSRO or, if not rated, judged by the Manager to be of comparable quality. Tax-exempt obligations which are in the lowest categories of investment grade ratings (e.g., those rated BBB by Standard and Poor's Ratings Group ["S&P" or "Standard & Poor's"] or Baa by Moody's Investors Services, Inc. ["Moody's"]) have speculative characteristics and a weakened capacity to repay principal and pay interest. The Fund may invest up to 25% of its total assets in tax-exempt obligations that are not investment grade. Investments in these securities present different risks than investments in higher- rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. Certain risks are associated with applying credit ratings as a method for evaluating high yield securities. Credit ratings evaluate the safety of scheduled payments, not market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Manager must monitor the issuers of high yield securities in its portfolio to determine if the issuers will have sufficient cash flow and profits to meet required payments, and to attempt to assure the liquidity of the securities so the Fund can meet redemption requests. The Fund may retain a portfolio security whose rating has been changed.

         The dollar weighted average of credit ratings of all bonds rated by NRSROs held by the Fund during the year ended December 31, 1996, computed on a monthly basis, as a percentage of the Fund's total portfolio, separated into each rating category established by S&P,(AAA, AA, A, BBB, BB, B or lower) were, respectively, 17.85%, 11.67%, 20.68%, 19.82%, 5.37% and 2.33%. If a bond was not rated by S&P, but was rated by another NRSRO (including Moody's, Fitch Investor Services, Inc. or Duff and Phelps) it is included in the comparable S&P category. If a bond was rated by more than one NRSRO, placement in the S&P category is determined by the highest rating received. In addition, included in these respective categories are bonds which, although not rated by an NRSRO, are backed by a letter of credit or guaranteed by a financial institution or agency, in which case placement in the S&P category is determined by an existing rating of the issuer of the letter of credit or the institution or agency providing the guaranty. Unrated bonds comprised 22.27% of the Fund's total assets during this period. Unrated bonds also may be deemed to be comparable in quality to investment grade securities by the Manager under circumstances where such unrated bonds have credit characteristics which are comparable to those of similar rated issuers. Based upon the weighted average of credit ratings of (i)those bonds which were either rated by an NRSRO or backed by a letter of credit or guaranty, and (ii)unrated securities of comparable quality as determined by the Manager which were held by the Fund during the year ended December 31, 1996 computed on a monthly basis, the percentages of the Fund's assets which were invested either in bonds rated by an NRSRO (including those bonds which, although not rated by an NRSRO, were backed by a letter of credit or guaranteed), or in unrated bonds which are considered by the Manager to be of comparable quality to rated securities, as separated into each rating category established by S&P were respectively 17.85%, 14.70%, 23.42%, 24.36%, 15.11% and 4.56%. The allocation of the Fund's assets in securities in the different rating categories will vary over time, and the proportion listed above should not be viewed as representing the Fund's current or future proportionate ownership of securities in particular categories.

         o Management of Credit Risk. Because up to 25% of the Fund's total assets which are invested in tax-exempt obligations may be invested in securities which are not investment grade or (subject to the percentage limitations described above in "Credit Quality") in securities which are unrated, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets.

         o Default. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations, and, as a result, the Fund's net asset value could be adversely affected.

Any income derived from the Fund's ownership or operation of assets acquired as a result of such actions would not be tax-exempt.

How the Fund is Managed

Organization and History. The Fund conducted operations as a closed-end investment company from December 1982 until May 1986, at which time it commenced operations as an open-end investment company. The Fund is a non-diversified management investment company with an unlimited number of authorized shares of beneficial interest.

         The Fund is a Massachusetts business trust and is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically to oversee the Fund's activities, review its performance, and review the actions of the Manager. The "Trustees and Officers of the Fund" section in the Statement of Additional Information lists the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses, which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and its Affiliates. The Fund is managed by OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manage investment companies, including other Oppenheimer funds, with assets of more than $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

         o Portfolio Manager. The Portfolio Manager of the Fund is Ronald H. Fielding. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. Mr. Fielding is Vice President of the Fund and has also served as an officer and director of the Fund's previous investment advisers and their affiliates.

         o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, payable monthly, which are equal to the following percentages based on its average daily net assets: 0.54% up to $100 million, 0.52% on $100 million to $250 million, 0.47% on $250 million to $2 billion, 0.46% on $2 billion to $5 billion and 0.45% in excess of $5 billion. The Fund's management fee for its last fiscal year ended December 31, 1996 was 0.48% of the Fund's average daily net assets.

         The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

         The Board of Trustees of the Fund monitors the composition of, and purchases in, the Fund's portfolio to insure consistency with the stated investment objective and policies of the Fund. Among the responsibilities of the Manager under the Investment Advisory Agreement is the selection of broker-dealers through whom transactions in the Fund's portfolio securities will be effected. The primary aim in allocation by the Manager of portfolio transactions to brokers is the attainment of the best execution of all such transactions. If more than one broker is able to provide the best execution, securities may be purchased from or sold to brokers who have furnished research to the Manager. Although such research may be used by the Manager in servicing accounts other than the Fund, the receipt of such research will be taken into account in the selection of brokers only to the extent that such research is primarily intended to benefit the Fund. The Fund and the Manager also may take into account the sale of Fund shares in selecting broker-dealers to execute transactions. For further information see "Brokerage Policies of the Fund" in the Statement of Additional Information.

         A change in securities held by the Fund is known as "portfolio turnover." See "Financial Highlights" for the Fund's portfolio turnover rate for the past ten fiscal years. Municipal bonds may be purchased or sold without regard to the length of time they have been held, to attempt to take advantage of short-term differentials in yields with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs with respect to such transactions since most purchases made by the Fund are principal transactions at net prices.

         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

         o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

         o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology.  The Fund uses the terms
"total return," "cumulative total return," "average annual total return," "dividend yield," "yield" and "tax-equivalent yield" to illustrate its performance. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices. It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

         o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

         When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which the total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

         o Yield. The Fund calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share.

         For additional information regarding the calculation of yield, tax-equivalent yield and total return, see "Performance of the Fund" in the Statement of Additional Information. Further information about the Fund's performance is set forth in the Fund's Annual Report to Shareholders, which may be obtained upon request at no charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended December 31, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and the Consumer Price Index.

         o Management's Discussion of Performance. During the Fund's fiscal year ended December 31, 1996, the Fund benefited from actions taken by the Portfolio Manager to reduce the volatility of the Fund's share price and enhance the Fund's income. The Fund's performance also benefited from the generally strong performance of municipal bond prices relative to Treasury bond prices. In 1996, the general level of interest rates increased and bond prices declined. During this period, municipal bonds outperformed Treasury bonds. The increase in yields and decline in prices of municipal bonds were much less substantial than the yield and price fluctuations of Treasury bonds and other taxable fixed income instruments.

         Municipal bond yields rose in the first half of the year, then drifted lower in the second half, ending the year only slightly higher. The Portfolio Manager sold lower coupon discount bonds and zero coupon bonds with longer durations and higher volatility and replaced them with bonds which had both shorter durations and better income and return potential. These purchases included premium coupon callable bonds and bonds with sinking funds. The Fund also benefited from the pre-refunding and credit upgrade of several holdings of high coupon bonds, many of which were subsequently sold to capture these credit gains. The Portfolio Manager selectively increased portfolio holdings of housing issues and electric and gas utilities, while reducing exposure to unsecured hospital issues with poorer credit prospects. The Portfolio Manager also added several attractive unrated bonds in the non-profit, education and adult living facility sectors.

         o Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in

Class A shares of the Fund held for the ten year period ended December 31, 1996. Since Class B and Class C shares are new as of the date of this Prospectus, there are no comparisons for those classes.

         The performance of the Fund's Class A shares is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds which is widely regarded as a measure of the performance of the general municipal bond market. However, performance represented by this index differs from the performance of the Fund in several important respects. First, while the Lehman Brothers Municipal Bond Index reflects the performance of municipal securities, the interest income on which is exempt from Federal taxes, it includes mostly municipal bonds, the interest income on which is subject to New York State and New York City personal income taxes. Thus, many of the municipal securities included in the index would not be purchased by the Fund. Index performance reflects the reinvestment of dividends, but does not consider the effect of capital gains or transaction costs. Also, the Fund's performance reflects the effect of the Fund's business and operating expenses. None of the data shown considers the effect of taxes. Moreover, the index performance data does not reflect any assessment of the risk of investments included. The performance of the Fund's Class A shares is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate.

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investment in:
Rochester Fund Municipals (Class A), the Lehman Brothers Municipal Bond Index and the Consumer Price Index.

[graph]

Average Annual Total Return of Class A shares of the Fund at
12/31/96
1 Year                    5 years                       10 years
-------------------------------------------------------------------
0.36%                     6.81%                         7.99%

Total returns at the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

Class A returns are shown net of the current applicable 4.75% maximum initial sales charge. During the ten year period ending

December 31, 1996, the maximum sales charge on Class A shares of the Fund was 4.0%. The inception date of the Fund (Class A shares) was May 15, 1996.

Past performance is not predicative of future performance.

ABOUT YOUR ACCOUNT

How To Buy Shares


Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

         o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million. If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

         o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

         o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the maximum sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C shares (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by the class you invest in.

         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

         o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class- based expenses on Class B or Class C shares for which no initial sales charge is paid.

         o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

         For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of C shares from a single investor.

         o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above. Therefore, these examples should not be relied upon as rigid guidelines.

         o Are There Differences in Account Features That Matter to You? Because some account features, such as checkwriting, may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

         o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purposes of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

         o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

         o How are Shares Purchased? You can buy shares several ways - through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class
A shares.

         o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

         o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you do not list a dealer on the Application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial adviser to be sure it is appropriate for you.

         o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

         Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. See "AccountLink" below for more details.

         o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

         o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day the New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of shares is determined as of that time on each day the New York Stock

Exchange is open (which is a "regular business day").

         If you buy shares through a dealer, the dealer must receive your order by the close of the New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth special sales charge rates that apply to additional purchases of Class A shares of the Fund by a person who was a shareholder of the Fund on or before the effective date of this Prospectus. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. In some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                            Front-End                 Front-End
                                            Sales Charge               Sales Charge                       Commission
                                            as a % of                  as a % of                          as % of
                                            Offering                   Amount                             Offering
Amount of Purchase                          Price                      Invested                           Price
----------------------------------------------------------------------------------------------------------------------

Less than $50,000                           4.75%                      4.98%                              4.00%
-----------------------------------------------------------------------------------------------------------------------

$50,000 or more but
less than $100,000                          4.50%                      4.71%                              4.00%
-----------------------------------------------------------------------------------------------------------------------
$100,000 or more but
less than $250,000                          3.50%                      3.63%                              3.00%

                                                                -34-




------------------------------------------------------------------------------------------------------------------------
$250,000 or more but
less than $500,000                          2.50%                      2.56%                              2.25%
------------------------------------------------------------------------------------------------------------------------
$500,000 or more but
less than $1,000,000                        2.00%                      2.04%                              1.80%
------------------------------------------------------------------------------------------------------------------------

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal Securities laws.

         o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. However, the Distributor pays dealers of record commissions on purchases aggregating $1 million or more in an amount equal to the sum of 1.0% of those purchases. That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

         o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

         o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the

Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
         o  the Manager or its affiliates;
         o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates;
         o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
         o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
         o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
         o dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares);
         o (1) investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisers or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);
         o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
         o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or
         o any unit investment trust that has entered into an appropriate agreement with the Distributor.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
         o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
         o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
         o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
         o shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
         o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
         o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
         o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);
         o if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase).

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares of the Fund. Although the terms of the Service Plan permit aggregate payments by the Fund of up to 0.25% of the Funds average daily net assets, the Board of Trustees has approved aggregate payments of up to only 0.15% of the Fund's average daily net assets. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not done as yet) for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate of 0.15% of the average daily net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. See "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions; (2) shares held for over 6 years; and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of                       Contingent Deferred Sales Charge
Month in Which Purchase                        on Redemption in that Year
Order Was Accepted                            (As % of Amount Subject to Charge)
-------------------------------------------------------------------
0 - 1                                                5.0%
-------------------------------------------------------------------
1 - 2                                                4.0%
-------------------------------------------------------------------
2 - 3                                                3.0%
-------------------------------------------------------------------
3 - 4                                                3.0%
-------------------------------------------------------------------
4 - 5                                                2.0%
-------------------------------------------------------------------
5 - 6                                                1.0%
-------------------------------------------------------------------
6 and following                                      None
-------------------------------------------------------------------

         In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C

Shares" in the Statement of Additional Information.

         o Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to those shares purchased in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Buying Class C Shares - Waivers of Class B and Class C Sales Charges."

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

         Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class per year.

         The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

         The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

         The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

         The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

         The Distributor's actual expenses in selling Class B and C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and C shares. If a Fund terminates either of its Plans, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

         o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:
         o redemptions from accounts following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration); or
         o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
         o  shares sold to the Manager or its affiliates;
         o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
         o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Call the Transfer Agent for more information.

         AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

         o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

         o PhoneLink. PhoneLink is the Oppenheimer funds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.
         o Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.
         o Exchanging Shares. With the Oppenheimer funds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. See "How to Exchange Shares," below for details.
         o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. See "How to Sell Shares," below for details.

Automatic Withdrawal And Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

         o Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

         o  Automatic Exchange Plans. You can authorize the Transfer
Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A and Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

How To Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

         o Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         o You wish to redeem more than $50,000 worth of shares and receive a check
         o The redemption check is not payable to all shareholders listed on the account statement
         o The redemption check is not sent to the address of record on your account statement
         o Shares are being transferred to a Fund account with a different owner or name, or
         o Shares are redeemed by someone other than the owners (such as an Executor)

         o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares By Mail. Write a "letter of instructions" that includes:
         o  Your name
         o  The Fund's name
         o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
         o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

     Use the following address for          Send courier or Express Mail
     requests by mail:                      requests to:
     OppenheimerFunds Services              OppenheimerFunds Services
     P.O. Box 5270                          10200 E. Girard Avenue, Building D
     Denver, Colorado 80217                 Denver, Colorado 80231

Selling Shares By Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
         o  To redeem shares through a service representative, call
1-800-852-8457
         o  To redeem shares automatically on PhoneLink, call
1-800-533-3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

         o Telephone Redemptions Paid By Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

         o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the previous checkwriting account.

         o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
         o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
         o Checks must be written for at least $100.
         o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
         o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
         o Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for additional information. See "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares


Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.

         o Shares of the fund selected for exchange must be available for sale in your state of residence.
         o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
         o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
         o You must meet the minimum purchase requirements for the fund you purchase by exchange.
         o Before exchanging into a fund, you should obtain and read its prospectus.

         Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A Shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

         Exchanges may be requested in writing or by telephone:

         o  Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

         o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.
         o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
         o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
         o For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, see "How to Exchange Shares" in the Statement of Additional Information.
         o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

         The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

         o Net asset value per share is determined for the shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets by the number of shares that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

         o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

         o Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

         o The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

         o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

         o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

         o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

         o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

         o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

         o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

         o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your Application, or if you violate Internal Revenue Service regulations on tax reporting of income.

         o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in

"How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

         o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays such dividends to shareholders monthly. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class' dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short- or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends December 31st). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your Application how you want to receive your distributions. You have four options:

         o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

         o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

         o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.

         o Reinvest your distributions in another Oppenheimer Fund account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Federal Income Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on municipal obligations will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to the alternative minimum tax. Distributions are subject to Federal income tax and may be subject to state and/or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

         o "Buying a Dividend". When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

         o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them. Any capital gain is subject to capital gains tax.

         o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

New York State and City Taxes. To the extent that exempt-interest dividends are derived from interest on municipal obligations, such distributions will be exempt from New York State and New York City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than municipal obligations will be treated as taxable ordinary income for purposes of New York State and New York City personal income taxes. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

         Exempt-interest dividends are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporate shareholder's net investment income is allocated to New York State and/or New York City.

         All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for New York State and New York City personal income tax purposes.

         This information is only a summary of certain Federal income tax and New York State and New York City personal income tax information about your investment. More information is contained in the Statement of Additional Information. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, the Fund's distributions may be wholly or partly taxable under state and/or local laws other than New York State and New York City. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

                            APPENDIX TO PROSPECTUS OF
                            ROCHESTER FUND MUNICIPALS

         Graphic material included in the Prospectus of Rochester
Fund Municipals (the "Fund"): "Comparison of Change in Value of a $10,000 Hypothetical Investment in: Rochester Fund
Municipals, Lehman Brothers Municipal Bond Index and Consumer
Price Index "

         Linear graphs will be included in the Prospectus of the Fund depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in Class A shares of the Fund from fiscal year end December 31, 1986 to fiscal year end December 31, 1996, comparing such values with the same investments over the same time periods with the Lehman Brothers Municipal Bond Index and the Consumer Price Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index and the Consumer Price Index, is set forth in the Prospectus under "Comparing the Fund's Performance to the Market."

                       Rochester                      Consumer                     Lehman Bros.
                       Fund                           Price                        Municipal
                       Municipals: A                  Index                        Bond Index
                       --------------                 ------                       -----------
12/31/86               9,525                          10,000                       10,000
12/31/87               9,876                          10,443                       10,150
12/31/88               11,232                         10,905                       11,182
12/31/89               12,206                         11,412                       12,388
12/31/90               13,102                         12,109                       13,291
12/31/91               14,777                         12,480                       14,905
12/31/92               16,431                         12,842                       16,219
12/31/93               18,832                         13,195                       18,210
12/31/94               17,259                         13,548                       17,268
12/31/95               20,469                         13,891                       20,286
12/31/96               21,569                         14,353                       20,381

                                   APPENDIX A

Special Sales Charge Arrangements for Class A Shareholders of the
Fund Who Were Shareholders of the Fund on March 16, 1997

The initial and contingent deferred sales charge rates for Class A shares of the Fund described elsewhere in this Prospectus are modified as described below for additional purchases of less than $250,000 effected by those shareholders of the Fund who owned Class A shares of the Fund on March 16, 1997, the effective date of this Prospectus. Purchases of Class A shares made by such shareholders in amounts of $250,000 or more shall be made in accordance with the sales charge rates described on page __ of this Prospectus. The sales charge modifications described below shall remain in effect through January 5, 1998. In addition, those shareholders of the Fund who owned Class A shares on March 16, 1997, may elect to make additional purchases of Class A shares over $4 million subject to an initial sales charge of 0.75%, in which event the 1% Class A contingent deferred sales charge described in Note 1 below and on page ___ of this Prospectus would not apply. After January 5, 1998, this election will not be available and the initial and contingent deferred sales charge rates for all purchases of Class A shares of the Fund described on pages __ through ___ of this Prospectus shall apply.

               SPECIAL CLASS A SHARES CHARGE RATES AND COMMISSIONS

                                                              Front-End             Front-End
                                                              Sales                 Sales                 Commission
                                                              Charge                Charge                as
                                                              as a                  as a                  Percentage
                                                              Percentage            Percentage            of
                                                              of Offering           of Amount             Offering
Amount                                                        Price                 Invested              Price
----------------------------------------------------------------------------------------------------------------------
Less than $100,000                                            4.00%                 4.17%                 3.50%
----------------------------------------------------------------------------------------------------------------------
$100,000 or more but less than $250,000                       3.35%                 3.47%                 3.00%
----------------------------------------------------------------------------------------------------------------------
Over $4,000,000(1)                                            0.75%                 0.76%                 0.60%

(1) As described on page ___ of this Prospectus, there is no initial sales charge on purchases of Class A shares aggregating $1 million or more. If such Class A shares are redeemed within 18 months of the end of the calendar month of their purchase, the 1% Class A contingent deferred sales charge described in this Prospectus may be deducted from the redemption proceeds. The Distributor pays dealers of record commissions on purchases aggregating $1 million or more in an amount equal to the sum of 1.0% of those purchases. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

                                   APPENDIX B

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

         o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

         o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

                                            Front-End                  Front-End
                                            Sales                      Sales                     Commission
                                            Charge                     Charge                    as
Number of                                   as a                       as a                      Percentage
Eligible                                    Percentage                 Percentage                of
Employees                                   of Offering                of Amount                 Offering

                                                        B-1




or Members                                  Price                      Invested                  Price
--------------------------------------------------------------------------------------------------------------
9 or fewer                                  2.50%                      2.56%                     2.00%
--------------------------------------------------------------------------------------------------------------
At least 10 but not
more than 49                                2.00%                      2.04%                     1.60%
--------------------------------------------------------------------------------------------------------------

         For purchases by having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described beginning on page 30 of this Prospectus.

         Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

         o Special Class A Contingent Deferred Sales Charge Rates. Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

         o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

         o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

         o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

         o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

         o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers

         o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which a former Quest for Value Fund merged, if those shares were purchased prior to March 6, 1995 in connection with (i) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

         o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1)
redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

(five             Rochester
 bar              Fund
 logo)            Municipals

The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, New York 14625-2807

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Price Waterhouse LLP
1100 Bausch & Lomb Place
Rochester, New York 14604-2705

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.
PR0365.001.0397 Printed on recycled paper

ROCHESTER FUND MUNICIPALS

350 Linden Oaks, Rochester, New York 14625
1-800-525-7048

Statement of Additional Information dated March 16, 1997

         This Statement of Additional Information of Rochester Fund Municipals is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated March 16, 1997. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

CONTENTS

                                                                         Page
About the Fund
Investment Objective and Policies........................................2
     Investment Policies and Strategies..................................2
     Other Investment Techniques and Strategies..........................6
     Investment Considerations/Risk Factors..............................8
     Other Investment Restrictions.......................................19
How the Fund is Managed..................................................21
     Organization and History............................................21
     Trustees and Officers of the Fund...................................22
     The Manager and Its Affiliates......................................26
Brokerage Policies of the Fund...........................................28
Performance of the Fund..................................................29
Distribution and Service Plans...........................................34

About Your Account
How to Buy Shares........................................................36
How to Sell Shares ......................................................43
How to Exchange Shares...................................................47
Dividends, Capital Gains and Taxes.......................................49
Additional Information About the Fund....................................52

Financial Information About the Fund
Independent Auditors' Report.............................................53
Financial Statements.....................................................54

Appendix A:  Industry Classifications....................................A-1
Appendix B:  Tax-Equivalent Yield Chart..................................B-1
Appendix C:  Description of Municipal Securities Ratings.................C-1

ABOUT THE FUND

Investment Objective And Policies

Investment Policies and Strategies. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The investment objective of the Fund cannot be changed without shareholder approval. The Fund will seek to achieve its objective by investing primarily in New York State municipal and public authority debt obligations exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in net asset value because the prices of long term bonds are more affected by changes in interest rates than prices of short-term bonds. There can be no assurance that the investment objective of the Fund will be realized.

         The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended, (the "Investment Company Act"), which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Capital Gains and Taxes." In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

Municipal Obligations

         o Municipal Bonds. Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, manufacturing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

         o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         o Revenue Bonds. Revenue Bonds are not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities, and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

         o Industrial Development Bonds. Industrial development bonds are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities such as manufacturing, housing, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase industrial development bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Code, which limits the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

         o Private Activity Bonds. The Fund will invest only in those private activity bonds which are, in the opinion of issuer's counsel, tax exempt. Interest on obligations which are classified as non-qualified private activity bonds under Section 141, arbitrage bonds under Section 148 and bonds not in registered form under Section 149 of the Code is not exempt from federal income tax. Such obligations are excluded from the definition of municipal bonds. The Fund will not invest in them. However, Sections 141 through 150 of the Code provide that interest on certain types of private activity bonds will be exempt from federal income tax except when such interest is received by "substantial users" or persons related to substantial users as defined in Section 147 of the Code. The Fund may invest periodically in these bonds, and therefore, the Fund may not be an appropriate investment for entities which are substantial users of facilities financed by private activity bonds or for investors who are "related persons". Generally, an individual will not be a related person under the Code unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a substantial user of a facility financed from the proceeds of private activity bonds. A "substantial user" of such facilities is defined generally by Treasury regulations as a non-exempt person who regularly uses a part of a facility financed from the proceeds of private activity bonds.

         o Municipal Notes. Municipal notes generally fund short-term capital needs and have maturities of one year or less. The Fund may invest in municipal notes which include:

         o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

         o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         o Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

         o Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of the Construction Loan Notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

         o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         o Municipal Leases. Municipal lease obligations or installment purchase contract obligations (collectively, "Municipal Leases") have special risks not normally associated with Municipal Obligations. Although Municipal Leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, most lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non- appropriation" Municipal Leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition, Municipal Leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. The "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

         In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non- appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment is ever required.

         Investments in Municipal Leases will be subject to the Fund's 15% limitation on investments in Illiquid Securities as described in the Fund's Prospectus unless, in the judgment of OppenheimerFunds, Inc. ("the Manager"), a particular Municipal Lease is liquid and has received an investment grade rating from a nationally recognized statistical rating organization ("NRSRO"). The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of a Municipal Lease. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property. As noted in the Fund's Prospectus, no more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. Of that amount, no more than 5% of the Fund's assets which are invested in tax-exempt obligations may be invested in unrated or "illiquid" Municipal Leases.

         Subject to the foregoing percentage limitations on investments in Illiquid Securities, the Fund may invest in tax-exempt leases, provided that:
(i) the Fund receives in each instance the opinion of issuer's legal counsel experienced in such transactions that the tax-exempt obligation will generate interest income which is exempt from Federal and New York State income tax; (ii) the Fund receives in all instances an opinion that as of the effective date of the lease or at the date of the Fund's purchase, if other than on the effective date, the lease is the valid and binding obligation of the governmental issuer;
(iii) the Fund receives in each instance an opinion of issuer's legal counsel that such obligation has been issued in compliance with all applicable Federal and State securities laws; (iv) the Manager of the Fund performs its own credit analysis in instances where a credit rating has not been provided by a recognized credit rating agency; (v) that if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment grade quality (i.e. within one of the four highest ratings of an NRSRO, the Manager at the time of making such investment, shall include such investment within the Fund's overall percentage limitation on investments in Illiquid Securities as well as the 5% limitation on investments in unrated tax-exempt leases. In instances where the Manager is required to perform its own credit analysis with respect to a particular tax-exempt lease obligation, the Manager will evaluate current information furnished by the issuer or obtained from other sources considered by it to be reliable.

         o Definition of Issuer. For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

         If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

Other Investment Techniques and Strategies

         o Stand-by Commitments. The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the technical sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment."

         o When-Issued Securities. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement extends beyond six months and possibly as long as two years or more beyond trade date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to the commitment for when-issued securities.

         o Options Transactions. The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). Such transactions may, however, limit the amount of possible capital appreciation which might otherwise be realized. The Fund may only write covered call options or purchase put options which are listed for trading on a national securities exchange and purchase call options and sell put options to the extent necessary to cancel options previously written. As an operational policy, no more than 5% of the Fund's net assets will be invested in options transactions.

         Unless otherwise noted, the foregoing investment objectives and policies are not designated as fundamental policies within the meaning of the Investment Company Act. New forms of Municipal Obligations in which the Fund may desire to invest are continuing to evolve. Accordingly, the descriptions herein as to certain types of existing Municipal Obligations should be viewed as illustrative and not exclusive. The Fund may invest in new forms of instruments or variations of existing instruments, subject only to the Fund's criteria of investment quality and tax exemption and to the restrictions specified in this Statement of Additional Information. As new forms of instruments or variations of existing instruments evolve, the Fund will revise its Prospectus to reflect such evolution prior to investing.

         o Illiquid Securities. As noted in the Prospectus, the Fund may invest up to 15% of the value of its net assets in Illiquid Securities as defined therein, which may include, but are not limited to securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain resales of such unregistered securities, provided that such securities have been determined to be eligible for resale to certain qualified institutional investors ("Rule 144A Securities"). Rule 144A Securities which are determined to be liquid by the Fund's Manager pursuant to certain guidelines which have been adopted by the Fund's Board of Trustees (the "Board of Trustees"or "Board") will be excluded from the 15% limitation on investments in Illiquid Securities. In addition to the unregistered nature of the securities, the Manager will take the following factors into consideration in reaching a determination as to whether a particular Rule 144A Security may be "liquid": (1) the frequency (or anticipated frequency) of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Manager will also consider any other factors which in its opinion are pertinent to the liquidity of a security.

Investment Considerations/Risk Factors

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Fund is highly sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Fund concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on official statements relating to offerings of New York issuers of Municipal Securities on or prior to February 12, 1997 with respect to offerings of the State and January 28, 1997 with respect to offerings of New York City, and no representation is made as to the accuracy of such information.

         During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Fund invests.

         o New York City. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995 and the City's current four-year financial plan assumes that moderate economic growth will continue through the calendar year 2000.

         For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") and the City's 1997 fiscal year results are projected to be balanced in accordance with GAAP. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law, or that it can maintain a balanced budget without additional tax or other revenue increases or additional reductions in City services or programs, which could adversely affect the City's economic base.

         The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan", "Financial Plan" or "City Plan"). On November 14, 1996, the City submitted to the New York State

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Financial  Control  Board  (the  "Control  Board")  the  Financial  Plan for the
1997-2000 fiscal years, which is a modification to a financial plan submitted to the New York State Financial Control Board (the "Control Board") on June 21, 1996 (the "June Financial Plan") and which relates to the City, the New York City Board of Education ("BOE") and the City University of New York.

         The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") and BOE to take actions to offset reduced revenues, the ability to complete certain revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9.0 billion of general obligation bonds and $3.8 billion of bonds to be issued by the proposed New York City Finance Authority (the "Finance Authority") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. The creation of the Finance Authority, which is subject to the enactment of State legislation, is being proposed by the City in an attempt to avoid certain State constitutional debt limitations. The City's projections indicate that City debt may exceed such limitations sometime by the end of the 1997 fiscal year (July 1, 1996 - June 30, 1997) unless legislation is enacted or other legislative initiatives are identified and implemented. Without the Finance Authority or other legislative relief, the City's capital program funded with general obligation debt, with respect to new projects, would be virtually brought to a halt during the period of the City Plan. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds and notes of the proposed Finance Authority, it would be prevented from meeting its planned operating and capital expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         o 1997-2000 Financial Plan. The June Financial Plan set forth actions to close a previously projected gap of approximately $2.6 billion in the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions; (ii) a revised tax reduction program which would increase projected tax revenues due to the extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid; (iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station; and (vi) pension cost savings resulting from a proposed increase in the earnings assumption for pension assets.

         The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP, and projects budget gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively, after successful implementation of the gap closing program for the 1997 fiscal year. Changes since the June Financial Plan include (i) an increase in projected tax revenues in fiscal years 1997 through 2000, respectively; (ii) a delay in the assumed receipt of projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a reduction in assumed State and Federal aid for the 1997 fiscal year; (iii) an increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000;
(iv) an increase in expenditures for BOE in the 1997 fiscal year for school text books; (v) a reduction in projected pension costs, in fiscal years 1997 through 2000, respectively; and (vi) additional agency actions in fiscal years 1997 through 2000, including personnel reductions through attrition and early retirement.

         The Financial Plan assumes (i) approval by the Governor and the State Legislature of a retroactive extension of the 12.5% personal income tax surcharge, which expired on December 31, 1996; (ii) collection of the projected rent payments for the City's airports in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions; (iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; (iv) State approval of the cost containment initiatives and State aid proposed by the City; and (v) a reduction in City funding for labor settlements for certain public authorities or corporations. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

         The City's financial plans have been the subject of extensive public comment and criticism. In December 1996, the City Comptroller, the New York Sate Comptroller and the Control Board each issued reports which, among other things, state that projected revenues may be less and future expenditures may be greater than forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         o Ratings. As of January 28, 1997, Moody's rated the City's general obligation bonds Baa1, Standard & Poor's rated the bonds BBB+ and Fitch rated the bonds A-. These ratings do not reflect any credit enhancements relating to any portion of City bonds. Such ratings reflect only the views of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the bonds. On February 28, 1996, Fitch Investors Service, Inc. ("Fitch") placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative.

         o Outstanding Net Indebtedness. As of December 31, 1996, the City and the Municipal Assistance Corporation for the City of New York had, respectively, approximately $25.9 billion and $3.9 billion of outstanding net long-term debt. As of October 24, 1996, the New York City Municipal Water Finance Authority ( the "Water Authority") had approximately $6.6 billion of long-term debt and $400 million of commercial paper notes outstanding.

         Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. The U.S. Environmental Protection Agency has granted the City a waiver of filtration regulations through December 15, 1996, and has stated it will issue a waiver through April 2002 if the City and State implement certain protective actions estimated to cost approximately $400 million. Preliminary estimates of the costs of such filtration are from $4 to $8 billion. Such an expenditure could cause significant increases in City water and sewer charges.

         The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

         o Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996, claims in excess of $380 billion were outstanding against the City for which the City estimates its potential future liability to be approximately $2.8 billion.

         o New York State. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.

         o Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. Moderate growth is projected to continue in 1997 for employment, wages and personal income, followed by a slight slowing in 1998.

         The New York State Financial Plan for the State's 1996-1997 fiscal year (April 1, 1996- March 31, 1997) (the "State Plan") is based on the State's 1996-1997 fiscal year budget and updated, relying on actual results, through the third quarter of the fiscal year. The State Plan assumes the State's economy will show modest expansion during the calendar year 1996. Although industries that export goods and services are expected to continue to do well, growth is expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State is expected to be up slightly from the 1995 rate. Personal income is expected to record moderate gains in 1996. Bonus payments in the securities industry are expected to increase further from last year's record level.

         o The 1996-97 Fiscal Year. The State's General Fund (the major operating fund of the State) is projected in the State Plan to be balanced on a cash basis for the 1996-97 fiscal year. The State Plan projects General Fund receipts and transfers from other funds at $32.966 billion, an increase of $158 million from the prior fiscal year, and disbursements and transfers to other funds at $32.895 billion, an increase of $216 million from the total disbursed in the prior fiscal year. The State Financial Plan includes gap closing actions to offset a previously projected budget gap of $3.9 billion for the 1996-1997 fiscal year. Such gap closing actions include reductions in the State workforce, spending reductions in health care and education programs, projected increases in tax collections, pension and debt service savings and the use of certain reserve funds. There can be no assurance that additional gap closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1996-1997 fiscal year.

         The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

         o Future Fiscal Years. The Governor presented his proposed 1997-1998 Executive Budget (the "Executive Budget") to the Legislature on January 14, 1997. It is expected that the Governor will prepare amendments to the Executive Budget as permitted under law in a revised Financial Plan to be released in February 13, 1997. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

         The draft 1997-1998 Financial Plan, based on the Executive Budget, projects balance on a cash basis and reflects a continuing strategy of substantially reduced State spending, including reductions in social welfare spending and efficiency and productivity initiatives. Total General Fund receipts are projected to be $32.88 billion and total General Fund disbursements and transfers to other funds are projected to be $32.84 billion.

         The Executive Budget proposes $2.3 billion in gap closing actions to balance the 1997-1998 Financial Plan. As a result of the loss of non-recurring revenues available in 1996-1997 and implementation of previously enacted tax reduction programs, the Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-1997 projected budget surplus, and other actions.

         In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

         On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families Program (TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to comply with the new federal welfare reform law no later than July 1, 1997. States who fail to meet these federally mandated job participation rates, or who fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

         On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for federal block grant funding. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law for consideration by the Legislature in the 1997 legislative session. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State legislature will enact welfare reform proposals as submitted by the Governor and as required by federal law.

         It is expected that funding levels provided under the federal TANF block grant will be higher than currently anticipated in the State Plan. However, the net fiscal impact of any changes to the State's welfare programs that are necessary to conform with federal law will be dependent upon such factors as the ability of the State to avoid any federal fiscal penalties, the level of additional resources required to comply with any new State and/or federal requirements, and the division of non-federal welfare costs between the State and its localities.

         o Prior Fiscal Years. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

         In July 1995, the State Comptroller issued its audit of the State's 1994-1995 fiscal year prepared in accordance with generally accepted auditing standards. The State completed its 1994- 1995 fiscal year with a General Fund operating deficit of $1.426 billion, as compared with an operating surplus of $914 million for the previous fiscal year. The 1994-1995 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year and the adoption of changes in accounting methodologies by the State Comptroller.

         o Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The State Plan includes no seasonal borrowing.

         o Authorities. The fiscal stability of the State is related to the fiscal stability of its public authorities ("Authorities"). Authorities have various responsibilities, including these which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in, their legislative authorization. As of September 30, 1995, the latest data available, 17 Authorities each had outstanding debt of $100 million or more, and collectively, had aggregate outstanding debt, including refunding bonds, of $73.45 billion.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         o Ratings. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on October 3, 1995, confirmed its A-rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On October 2, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

         o General Obligation Debt. As of March 31, 1996, the State had approximately $5.05 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $735 million for the 1995-96 fiscal year and are estimated to be $719 million for the State's 1996-97 fiscal year.

         o Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1996-1997 fiscal year or thereafter.

         The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-1997 State Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $474 million.

         In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-97 fiscal year or thereafter.

         o Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1996-97 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.
         o Credit Quality. The following special considerations are risk factors associated with the Fund's investments in high yield (lower rated) securities:


         o Risk Factors of High Yield Securities. The Fund is permitted to invest up to 25% of its total assets in tax-exempt obligations which are rated below investment grade or, if unrated, judged by the Manager to be in an equivalent rating category. These high yield, high risk securities (commonly referred to as "junk bonds") are subject to certain risks that may not be present with investments of higher grade securities. The following supplements the disclosure in the Fund's Prospectus.

         o Effect of Interest Rate and Economic Changes. The prices of high yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in market prices and yields of high yield securities and thus in the Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for high yield securities. In these circumstances, highly leveraged companies might have difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

         Generally, when interest rates rise, the value of fixed rate debt obligations, including high yield securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a high yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the Fund's expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the careful analysis of prospective portfolio securities by the Manager should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

         o The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in the 1980's and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuer's financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality securities that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair market value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

         o Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high yield securities. Also, credit rating agencies may fail to change timely a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Manager considers ratings of NRSROs such as Moody's Investors Services, Inc., Standard & Poor's, Fitch Investors Services, Inc and Duff & Phelps, the Manager primarily relies on its own credit analysis, which includes a study of existing debt, capital issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Manager continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed.
See Appendix C for a description of municipal securities ratings.

         o Liquidity and Valuation. Lower-rated bonds typically are traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extend that no established retail secondary market exists, many high yield securities may not be as liquid as higher-grade bonds. A less active and thinner market for high yield securities than that available for higher quality securities may limit the Fund's ability to sell such securities at that fair market value in response to changes in the economy or the financial markets. The ability of the Fund to value or sell high yield securities also will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board of Trustees to value high yield, high risk securities becomes more difficult, with judgement playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a high yield security, whether or not such perceptions are based on a fundamental analysis. See "How to Buy Shares."

         o Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain high yield securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which could also adversely affect high yield securities, will be enacted into law.

         o Investment in Municipal Leases. Investments in tax-exempt lease obligations, which are commonly referred to as "municipal leases," present certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. The principal risks involved in investments in tax-exempt lease obligations are the following:

         o Limited Liquidity. An investment in tax-exempt lease obligations is generally less liquid than an investment in comparable tax-exempt obligations such as general obligation bonds or revenue bonds because (i) tax-exempt lease obligations (other than Certificate of Participation Leases) are usually issued in private placements and contain legal restrictions on transfer and (ii) there is only a limited secondary trading market for such obligations.

         o Reliance on Manager's Credit Analysis. Tax-exempt lease obligations are generally not rated by NRSROs, which places the burden for credit analysis upon the Manager.

         o Non-Appropriation. The ability of a purchaser to perform a meaningful credit analysis is limited by the inclusion in most tax-exempt leases of "non-appropriation" clauses which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless funds are appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

         o Limited Remedies. The remedies of a purchaser of a tax-exempt lease obligation may be limited solely to repossession of the collateral for such obligation for resale upon failure of a municipality to make necessary appropriations or upon default by the governmental issuer of such obligation without any recourse to the general credit of the governmental issuer or to acceleration of the rental payments due solely for the remaining fiscal year of the governmental issuer. In addition, the resale value of the collateral may be significantly reduced at the time of repossession due to depreciation.

         o Reduction in Yield. Prepayments on underlying leases due to loss or destruction of equipment or exercise of an option of the lessee to purchase such equipment may reduce the purchaser's yield to the extent that interest rates have declined below the level prevailing when the tax-exempt lease obligation was initially purchased. This reduction in yield may occur because the purchaser might be required to invest such prepayments in obligations yielding a lower rate of interest.

Other Investment Restrictions

         o Fundamental Investment Restrictions. The Fund operates under certain investment restrictions which are fundamental investment policies of the Fund and which cannot be changed without approval of a majority of the outstanding voting securities of the Fund (defined for purposes of the Prospectus and this Statement as the lesser of: (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

         (1) Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act, requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three (3) days to the extent necessary to meet such asset coverage. To reduce its borrowings, the Fund may have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

         (2)  Buy any securities on margin or sell any securities short.

         (3) Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

         (4) Act as underwriter of securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

         (5) Purchase the securities of any issuer which would result in the Fund owning more than 10% of the voting securities of such issuer.

         (6) Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment adviser, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

         (7) Acquire, lease or hold real estate, except such as may be necessary or advisable for (a) the maintenance of its offices, or (b) to enable the Fund to take such action as may be appropriate in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

         (8) Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange and purchase call options (and sell put options) to the extent necessary to close out call options previously written or put options previously purchased. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund, and, therefore, there are no option transactions currently available for the Fund.

         (9) Invest in companies for the purpose of exercising control or management.

         (10) Invest more than 25% of the Fund's total assets in securities of issuers of a particular industry, although for purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry, except that, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

         (11) Issue senior securities.

         For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

         o Non-Fundamental Investment Restrictions. The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that:

         (1) The Fund may not acquire more than 3% of the voting securities issued by any one investment company (except where the acquisition results from a dividend or a merger, consolidation or other reorganization) or invest more than 5% of the Fund's assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

         (2) For purposes of Fundamental Investment Restriction No. 10 described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

The percentage limitations (fundamental and non-fundamental) on investments which are set forth above are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof (except for the limitations on borrowing which are in effect at all times).

How the Fund is Managed

Organization and History. The Fund is an open-end, management investment company which currently has three classes of shares outstanding. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

         Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fraction vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

         The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

         The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above or insufficient insurance coverage exists. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers, are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the trustees are also trustees of Limited Term New York Municipal Fund and Oppenheimer Bond Fund for Growth. With the exception of Mr. Cannon, all of the trustees are also trustees or directors of the Oppenheimer Quest For Value Funds (consisting of the following series:
Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund and Oppenheimer Quest Small Cap
Fund) Oppenheimer Quest Value Fund, Inc., and Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Capital Value Fund, Inc. Messrs. Clinton, Courtney, Herrmann and Loft are also directors of Oppenheimer Quest Capital Value Fund, Inc. Ms. Macaskill (in her capacity as President), Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with various other Oppenheimer funds as with the Fund. As of March 1, 1997 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of class of the Fund.

BRIDGET A. MACASKILL, Chairman of the Board of Trustees and President;* Age 48 President, Chief Executive Officer, and a Director of OppenheimerFunds, Inc. (the "Manager") and HarbourView Asset Management Corporation ("HarbourView") a subsidiary of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC") the Manager's parent holding company; and of Oppenheimer Partnership Holdings, Inc.; Chairman and a director of Shareholder Services, Inc. ("SSI"), a transfer agent subsidiary of the Manager, and Shareholder Financial Services, Inc. ("SFSI"); and a director of Oppenheimer Real Asset Management, Inc.

JOHN CANNON, Trustee; Age 67
620 Sentry Parkway West Suite 220, Blue Bell, Pennsylvania 19422
Independent Consultant; Chief Investment Officer, CDC Associates, Inc., registered investment adviser, 1993-February, 1996; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991- 1993; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, 1995-Present.

PAUL Y. CLINTON, Trustee; Age 66
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly, Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly
President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust and Prime Cash Fund, each of which is a money-market fund and Narragansett Insured Tax Free Fund; Director of Quest Cash Re serves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership, President of Geneve Corp., a venture capital fund, Chairman of Woodland Capital Corp., a small business investment company; Vice President of W.R. Grace & Co.

THOMAS W. COURTNEY, Trustee; Age 63
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc. and Trustee of Quest for Value Accumulation Trust, each of which is an open-end investment company; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

LACY B. HERRMANN, Trustee; Age 67
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax- Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Brown University.

GEORGE LOFT, Trustee; Age 82
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company.

RONALD FIELDING, Vice President and Portfolio Manager; Age 48
350 Linden Oaks, Rochester, New York 14625
Senior Vice President of the Manager, Chairman of the Rochester Funds Division of the Manager; formerly President and a trustee or director of the Fund, Limited Term New York Municipal Fund and  Rochester  Tax  Managed  Fund,  Inc;  President  and a  director,  Fielding
Management   Company,   Inc.,   Chairman  and  a  director  of  Rochester   Fund
Distributors, Inc., President and a director of Rochester Capital Advisors, Inc., President and a director of Rochester Fund Services, Inc.

ANDREW J. DONOHUE, Secretary; Age 47
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, and Oppenheimer Partnership Holdings, Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, Chief Legal Officer and a director of MultiSource Services, Inc. (a broker-dealer); formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Treasurer; Age 60
6803 South Tucson Way, Englewood, Colorado 80112
 Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Manager; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.(a broker-dealer);
 an officer of other Oppenheimer funds.

ROBERT BISHOP, Assistant Treasurer; Age 38
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT  T. FARRAR, Assistant Treasurer; Age 31
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

ROBERT G. ZACK, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

ADELE A. CAMPBELL, Assistant Treasurer; Age 33
350 Linden Oaks, Rochester, New York  14625
Assistant Vice President of the Manager; formerly Assistant Vice President of Rochester Fund Services, Inc., Assistant Manager of Fund Accounting, Rochester Fund Services, Audit Manager for Price Waterhouse, LLP.
-------------------
*A Trustee who is an "interested" person as defined in the Investment Company
Act.

         o Remuneration of Trustees. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the total amounts shown below from (i) the Fund during its fiscal year ended December 31, 1996 and (ii) other investment companies (or series thereof) in the Fund Complex during the calendar year ended December 31, 1996. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1996.

                                                       Pension or
                                                       Retirement
                                Aggregate              Benefits             Estimated             Total
                                Compensation           Accrued as           Annual                Compensation
                                from the               Part of Fund         Benefits Upon         From Fund
Name of Person                  Fund                   Expenses(1)          Retirement(1)         Complex(2)
John Cannon                     $7,193                 $0                   $13,500               $20,250
Paul Y. Clinton                 $8,031                 $0                   $0                    $54,450
Thomas W. Courtney              $8,031                 $0                   $0                    $54,450
Lacy B. Herrmann                $8,031                 $0                   $0                    $54,450
George Loft                     $7,681                 $0                   $0                    $53,400
---------------------

(1) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to

Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee for nine years.
(2) Includes compensation received during the fiscal year ended December 31, 1996, from all funds within the Fund Complex, which for purposes of the chart above, included the Fund, Limited Term New York Municipal Fund, Oppenheimer Bond Fund for Growth, Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc.

         o Major Shareholders. As of March 1, 1997 no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or of the Fund's outstanding shares except Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, EFL 3, Jacksonville, Florida 32246-6484 which was the record owner of 19,090,522.355 (14.63%) of Class A shares of the Fund. No Class B or Class C shares were issued and outstanding as of such date.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

         o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund which was entered into on January 4, 1996 requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: 0.54% of average daily net assets up to $100 million; 0.52% of average daily net assets on the next $150 million; 0.47% of average daily net assets on the next $1,750 million; 0.46% of the next $3 billion; and 0.45% of average daily net assets over $5 billion.

         Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal year ended December 31, 1996, the management fees paid by the Fund to the Manager were $10,305,143 and the management fees paid to Rochester Capital

Advisors LP, the Manager's predecessor, were $113,595. For the Fund's fiscal year ended December 31, 1995, the management fees paid by the Fund to its previous investment adviser, Rochester Capital Advisors, L.P., were $9,128,887. During the fiscal year ended December 31, 1994, management fees paid by the Fund consisted of $5,010,516 paid to Rochester Capital Advisors, L.P. for the period from May 1, 1994 to December 31, 1994, and $2,552,432 paid to Fielding Management Company, Inc. for the period from January 1, 1994 to April 30, 1994. Fielding Management Company, Inc. served as investment adviser to the Fund from the commencement of its operations as an open-end investment company on May 15, 1986 through April 30, 1994. Rochester Capital Advisors, Inc. is the general partner of Rochester Capital Advisors, L.P.

         The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

         The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Investment Advisory Agreement relates. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

         o The Distributor. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares of beneficial interest, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1994 and 1995 the aggregate amount of sales charge on sales of the Fund's Class A shares was $16,039,947 and $8,868,211, respectively, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter retained $2,015,030 and $1,086,283 in those respective years. During the Fund's fiscal year ended December 31, 1996, the aggregate amount of sales charges on the Fund's Class A shares was $9,802,584, of which the Distributor and an affiliated broker-dealer retained in the aggregate $1,377,087. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans" below.

         o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, a division of the Manager, serves as the Fund's Transfer Agent pursuant to a Service Contract dated March 8, 1996. The Transfer Agent is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account. The compensation paid by the Fund for each such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder servicing agent, for fiscal years ended December 31, 1994 and December 31, 1995 were $1,152,456 and $1,267,856, respectively. The compensation paid to OppenheimerFunds Services for fiscal year ended December 31, 1996 was $1,242,719.

         o Accounting and Recordkeeping Services. The Manager also provides certain accounting and recordkeeping services to the Fund pursuant to an Accounting and Administration Agreement entered into on January 4, 1996. The services provided pursuant to the Fund thereunder include the maintenance of general ledger accounts and records relating to the business of the Fund in the form required to comply with the Investment Company Act and the calculation of the daily net asset value of the Fund. The compensation paid by the Fund for such services to Rochester Fund Services, Inc. its previous shareholder services agent, for the fiscal years ended December 31, 1994 and 1995 was $556,700 and $607,025, respectively. The compensation paid to OppenheimerFunds Services for fiscal year ended December 31, 1996 was $660,089.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio manager. In certain instances, portfolio manager may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the Prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Manager to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Manager and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Fund did not incur costs for brokerage commissions in connection with its portfolio transactions during the fiscal years ended December 31, 1994, 1995 and 1996.

         A change in securities held by the Fund is known as "portfolio turnover". As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1994, 1995 and 1996 the Fund's portfolio turnover rates were 34.39%, 14.59% and 13.34% respectively.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return,"

"cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in shares of the Fund may be advertised. An explanation of how these total returns are calculated and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns of the Fund for each advertised class of shares of the Fund for the 1, 5, and 10-year periods ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns.

         |X|  Standardized Yields

         o Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                        a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd

         The symbols above represent the following factors:

         a = dividends and interest earned during the 30-day period.
         b = expenses accrued for the period (net of any expense reimbursements).
         c = the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield", described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1996, the standardized yield for the Fund's Class A shares was 5.37%. No standardized yields are presented for Class B or Class C shares because no shares of either of those classes were issued during the fiscal year ended December 31, 1996.

         o Tax-Equivalent Yield. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes tax-equivalent yield tables based on various effective tax brackets for tax payers. Such tax brackets are determined by a taxpayer's Federal, State and City taxable income (the net amount subject to Federal and State income taxes after deductions and exemptions.) The Fund's tax-equivalent yield for its Class A shares for the 30-day period ended December 31, 1996, for an individual New York City resident in the 46.08% combined tax bracket was 9.96%. No tax-equivalent yields are presented for Class B or Class C shares because no shares of either or those classes were issued during the fiscal year ended December 31, 1996.

         o Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return". Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B and Class C shares, the maximum offering price is net asset value per share without considering the effect of the contingent deferred sales charge.

         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its maximum offering price) at the end of the period.

         The dividend yield on Class A shares for the 30-day period ended December 31, 1996 were 5.84% and 6.13% when calculated at maximum offering price and at net asset value, respectively. No dividend yields are presented for Class B or Class C shares because no shares of either of those classes were issued during the fiscal year ended December 31, 1996.

         o  Total Return Information

         o Average Annual Total Returns. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )


         o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:



ERV - P
------- = Total Return
   P


         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). During the 10 year period ended December 31, 1996, on Class A shares of the Fund was 4.0%. For Class B shares, payment of the contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of 1.0% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended December 31, 1996 were 0.36%, 6.81% and 7.99%, respectively. The "cumulative total return" on Class A shares of the Fund for the ten year period ended December 31, 1996 was 115.69%. No average annual total returns or cumulative total returns are presented for Class B or class C shares because no shares of either of those classes were issued during the fiscal year ended December 31, 1996.

         o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B and Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering the front-end or contingent deferred sales charge) and takes into consideration the reinvestment of dividends and capital gains distributions.

         The "average annual total return at net asset value" for Class A shares for the one, five and ten-year periods ended December 31, 1996 were 5.37%, 7.86% and 8.52%, respectively. The Fund's "cumulative total return at net asset value" for Class A shares for the one, five and ten year periods ended December 31, 1996 were 5.37%, 45.96% and 126.44%, respectively.

         Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison and before using such information with other investments.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other bond funds (excluding money market funds) and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to (i) the performance of various securities market indices, non-securities market indices such as the Consumer Price Index to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks by recognized mutual fund statistical services.

         From time to time the Fund may publish the star ranking of its performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds monthly in broad investment categories (domestic stock, international stock, taxable bond municipal bond funds) based on risk-adjusted investment return. The Fund is ranked among municipal bond funds. Investment return measures a fund's three, five and ten-year average annual total returns depending on the inception date of the fund or class in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's or class's 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively,) or its combined 3-, 5- and 10- year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change.

         The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

         The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of comparable indices, including but not limited to The Bond Buyer Municipal Bond Index and the Lehman Brothers Municipal Bond Index. The Bond Buyer Municipal Bond Index is an unmanaged index which consists of 40 long-term municipal bonds. The index is based on price quotations provided by six municipal bond dealer-to-dealer brokers. The Lehman Brothers Municipal Bond Index is a broadly based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from New York State, the Indices are comprised of bonds from all 50 states and many jurisdictions. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs. Any other index selected for comparison would be similar in composition to one of these two indices.

         Investors may also wish to compare the return on the Fund's Class A, Class B or Class C shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S.
government.

          From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

The Fund has adopted a Service Plan for Class A Shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor for all or a portion of its costs in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager, as the sole initial holder of Class B and Class C shares of the Fund.

         In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.

         Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by majority vote of the shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities Exchange Commission Rule to obtain approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any payment. The report for the Class B and Class C Plans shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate allowed under the Plans and set no minimum amount.

         For the fiscal year ended December 31, 1996, payments under the Class A Service Plan, totaled $3,245,654 all of which was paid by the Distributor to Recipients, including $7,818 paid to an affiliate of the Distributor.

         Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Class A Plan for will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

         The Class B and the Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year that the shares are outstanding, the Recipient will be obligated to repay to the Distributor a pro rata portion of the advance service fee payment for those shares to the Distributor.

         Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.

         The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How to Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to

Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and expenses. The net income attributable to Class A, Class B and Class C shares and the dividends payable on such shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charges to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset value per share of Class A, Class B, and Class C shares of the Fund is determined as of the close of business of the New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

         The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "ask" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(ii) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "ask" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iii) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced at the mean between the "bid" and "ask" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available).

         In the case of Municipal Securities, U.S. Government Securities, and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Puts and calls are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put or call is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (ACH) transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. See "How to Purchase Shares" in the Prospectus for a description of how Shares are offered to the public and how the excess of public offering price over the net amount invested, if any, is allocated to authorized dealers. The Prospectus describes several special purchase plans and methods by which Shares may be purchased. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Limited Term New York Municipal Fund*
Oppenheimer Bond Fund
Oppenheimer Bond Fund for  Growth
Oppenheimer California  Municipal  Fund
Oppenheimer Capital Appreciation  Fund
Oppenheimer Champion  Income  Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined  Allocation Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity  Income  Fund
Oppenheimer Florida Municipal  Fund
Oppenheimer Fund
Oppenheimer Global Emerging Growth Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund

Oppenheimer High Yield Fund
Oppenheimer Insured  Municipal  Fund
Oppenheimer Intermediate  Municipal Fund
Oppenheimer International  Bond Fund
Oppenheimer International   Growth  Fund
Oppenheimer LifeSpan  Balanced  Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Main  Street California   Municipal  Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Global  Value Fund,  Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government  Trust
Oppenheimer Value  Stock  Fund
Oppenheimer World  Bond  Fund
Rochester Fund Municipals
The New York Tax Exempt Income Fund, Inc.

the following "Money Market Funds":

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Daily Cash Accumulation Fund, Inc.
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.
-------------------
*Through April 30, 1997, upon the exchange of shares of the Fund for Class A shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged for

Class A shares of Limited Term New York Municipal Fund unless the original exchange involved an exchange of shares of the Fund for Class A shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

         o Letters of Intent. A Letter of Intent ("Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A or Class A and Class B shares of the Fund (and of other eligible Oppenheimer funds) during a 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge) which, together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter), will equal or exceed the amount specified in the Letter. The Letter enables the investor to count the shares to be purchased under the Letter to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow" below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         o  Terms of Escrow That Apply to Letters of Intent.

         (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         (2) If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent, nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial adviser before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

         By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable;

and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge or (ii) Class B shares on which you paid a contingent deferred sales charge when you redeemed them without sales charge. This privilege does not apply to Class C shares. The reinvestment may be made without payment of the sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of the New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemptions, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class C contingent deferred sales charge is waived as described in the Prospectus in "Waivers of Class B and Class C Sales Charges").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as in the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B shares or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A Shares" for this purpose. All of the Oppenheimer funds offer Class A, Class B and Class C shares except Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Oppenheimer Money Market Fund, Inc., which offer only Class A shares, and Limited Term New York Municipal Fund and Oppenheimer Main Street California Municipal Fund which offer only Class A and Class B shares. (Class B and Class C shares of Oppenheimer Cash Reserves are generally only available by exchange from the same class of other Oppenheimer funds or thorough OppenheimerFunds sponsored 401(k) plans). Through April 30, 1997, upon the exchange of shares of the Fund for Class A shares of another Oppenheimer fund, those shares acquired upon exchange may not subsequently be exchanged for Class A shares of Limited Term New York Municipal Fund unless the original exchange involved an exchange of shares of the Fund for Class A shares of either Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves. A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

         Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B shares and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A shares, Class B shares and Class C shares.

         Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from hedging instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset values of Class A, Class B and Class C shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Long-term capital gains distributions, if any, are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. All of the Fund's dividends (excluding capital gains distributions) paid during 1996 were exempt from Federal income tax and New York state and New York City personal income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 36.75% of the Fund's dividends (excluding distributions) paid during 1996 were a tax preference item for shareholders subject to the alternative minimum tax.

         A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation, will receive no tax deduction for payments of dividends and distributions made to shareholders, and will no longer be able to pay dividends which are exempt from Federal income tax and New York State and New York City personal income taxes to its shareholders.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned and of its capital gains realized from January 1 through

December 31 of that year or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

New York State and City Taxes. To the extent that exempt-interest dividends are derived from interest on Municipal Obligations, such distributions will be exempt from New York State and City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than Municipal Obligations will be treated as taxable ordinary income for purposes of New York State and New York City personal income taxes. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

         Exempt-interest dividends are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporate shareholder's net investment income is allocated to New York State and/or New York City.

         All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for New York State and New York City personal income tax purposes.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the Oppenheimer funds offer Class B shares and Class C shares. The names of the funds that offer Class B and Class C shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A., whose principal business address is 399 Park Avenue New York, NY 10043, is currently the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. Prior to July 1996 the Fund's custodian was Investors Bank & Trust Company.

Independent Auditors. Price Waterhouse LLP, 1100 Bausch & Lomb Place, Rochester, NY 14604, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Report of Independent Accountants

To the Shareholders and Trustees of Rochester Fund Municipals

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rochester Fund Municipals (the
Fund) at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Rochester, New York
January 24, 1997

--------------------------------------------------------------------------------

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
Hospital/Healthcare     Albany IDA (Albany Medical Center)           8.250 %         08/01/2004      $      2,825    $     3,015,603
13.8%                   Beacon IDA (Craig House)                     9.000           07/01/2011               225            230,063
$318,408,582            Bethany Retirement Home                      7.450           02/01/2024             1,000          1,122,490
                        Cayuga County COP (Auburn Hospital)          6.000           01/01/2021             8,400          8,490,132
                        Clifton Springs Hospital & Clinic            8.000           01/01/2020             3,870          3,988,616
                        Erie IDA (Mercy Hospital)                    6.250           06/01/2010             1,355          1,365,122
                        Groton Community Health                      7.450           07/15/2021             2,080          2,356,598
                        Lyons Community Health                       6.800           09/01/2024             3,470          3,636,005
                        Monroe IDA (Genesee Hospital)                7.000           11/01/2018            14,525         14,612,876
                        Newark/Wayne Community Hospital              5.875           01/15/2033             4,750          4,789,188
                        NYC Health & Hospital LEVRRS                 7.040 (f)       02/15/2011            26,500         26,135,625
                        NYS Dorm (Brookhaven Hospital)               8.700           07/01/2006               220            222,886
                        NYS Dorm (Cornwall Hospital)                 8.750           07/01/2007               775            774,876
                        NYS Dorm (Department of Health)              6.625           07/01/2024               250            268,390
                        NYS Dorm (Department of Health)              7.250           07/01/2011             3,750          4,105,088
                        NYS Dorm (Department of Health)              7.350           08/01/2029                95             99,892
                        NYS Dorm (Episcopal Health Services)         7.550           08/01/2029                95            102,195
                        NYS Dorm (German Masonic Home)               5.950           08/01/2026             1,130          1,135,096
                        NYS Dorm (German Masonic Home)               6.000           08/01/2036             2,500          2,509,175
                        NYS Dorm (Grace Manor Health Care)           6.150           07/01/2018             1,000          1,025,280
                        NYS Dorm (Hebrew Hospital)                   5.900           08/01/2036            15,535         15,553,487
                        NYS Dorm (Insured Mtg. Nursing)              6.125           02/01/2036             2,250          2,315,700
                        NYS Dorm (KMH Homes)                         6.950           08/01/2031                25             26,080
                        NYS Dorm (L.I. Medical Center)               7.750           08/15/2027                25             26,468
                        NYS Dorm (Manhattan E,E&T)                  11.500           07/01/2009             1,125          1,153,125
                        NYS Dorm (Menorah Campus)                    7.300           08/01/2016                20             21,678
                        NYS Dorm (Montefiore Hospital)               8.625           07/01/2010                95             97,090
                        NYS Dorm (Presbyterian Hospital)             6.500           08/01/2034             2,200          2,325,950
                        NYS Dorm (RGH) RITES (e)                     6.222 (f) (c)   08/01/2033            12,750         11,985,000
                        NYS Dorm (St. Vincent Hospital)              7.400           08/01/2030                 5              5,450
                        NYS HFA (H&N)                                6.875           11/01/2010                 9              9,225
                        NYS HFA (H&N)                                6.875           11/01/2011                 5              5,103
                        NYS HFA (H&N)                                7.000           11/01/2017               455            468,650
                        NYS HFA (H&N)                                8.000           11/01/2000 (p)         2,420          2,772,860
                        NYS HFA (H&N)                                8.000           11/01/2008               500            560,240
                        NYS Medcare                                  7.300           02/15/2021                 5              5,506
                        NYS Medcare (BLH)                            7.100           02/15/2027             5,300          5,414,480
                        NYS Medcare (BLH)                            7.100           02/15/2027             2,295          2,348,221
                        NYS Medcare (Brookdale Hospital)             6.850           02/15/2017             4,600          4,849,090
                        NYS Medcare (Downtown Hospital)              6.800           02/15/2020             2,240          2,335,446
                        NYS Medcare (H&N)                            6.200           02/15/2023                95             96,841
                        NYS Medcare (H&N)                            6.375           08/15/2033             1,000          1,061,660
                        NYS Medcare (H&N)                            6.500           02/15/2034             2,250          2,374,020
                        NYS Medcare (H&N)                            6.600           02/15/2031               250            266,873
                        NYS Medcare (H&N)                            6.650           08/15/2032            12,820         13,526,895
                        NYS Medcare (H&N)                            7.250           02/15/2024                50             52,634
                        NYS Medcare (H&N)                            7.250           02/15/2012             6,570          6,813,813
                        NYS Medcare (H&N)                            7.400           11/01/2016             5,205          5,322,269
                        NYS Medcare (H&N)                            7.625           02/15/2023             1,650          1,736,427
                        NYS Medcare (H&N)                            7.700           02/15/2018                50             52,756
                        NYS Medcare (H&N)                            9.000           02/15/2026             2,120          2,132,317
                        NYS Medcare (H&N)                            9.375           11/01/2016             4,390          4,583,599
                        NYS Medcare (H&N)                           10.000           11/01/2006             3,500          3,701,250
                        NYS Medcare (Insured Mtg. Nursing)           6.450           08/15/2034             4,000          4,205,920
                        NYS Medcare (Insured Mtg. Nursing)           6.500           11/01/2015                75             77,702
                        NYS Medcare (Insured Mtg. Nursing)           6.900           08/15/2034                15             16,188
                        NYS Medcare (Insured Mtg. Nursing)           9.500           01/15/2024             2,320          2,389,600
                        NYS Medcare (Kingston Hospital)              8.875           11/15/2017             7,700          7,808,339
                        NYS Medcare (Mental Health)                  0.000           08/15/2018               145             29,120
                        NYS Medcare (Mental Health)                  6.500           02/15/2019               190            196,490
                        NYS Medcare (Mental Health)                  7.500           02/15/2021               810            899,505
                        NYS Medcare (Mental Health)                  7.625           08/15/2017               805            901,689
                        NYS Medcare (Mental Health)                  7.750           08/15/2011                95            106,562
                        NYS Medcare (Mental Health)                  7.875           08/15/2015               705            756,444
                        NYS Medcare (Nyack)                          8.300           11/01/98   (p)         2,835          3,096,245

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYS Medcare (N. General)                     7.150           02/15/2001      $         10    $        10,510
                        NYS Medcare (N. General)                     7.350           08/15/2009             4,600          4,850,930
                        NYS Medcare (N. General)                     7.400           02/15/2019             1,965          2,061,128
                        NYS Medcare (N. General)                    10.250           01/01/2024             1,465          1,514,810
                        NYS Medcare (St. Charles)                    6.375           08/15/2034             1,350          1,410,264
                        NYS Medcare (St. Charles)                    6.375           02/15/2035             1,650          1,723,656
                        NYS Medcare (St. Luke) IVRC (e)              6.663 (f)       02/15/2029            22,000         20,845,000
                        NYS Medcare (St. Luke) RITES (e)             6.164 (f)       02/15/2029            12,500         11,843,750
                        NYS Medcare (St. Luke) RITES (e)             6.222 (f)       02/15/2029             8,400          7,959,000
                        NYS Medcare (St. Luke) RITES (e)             6.222 (f)       02/15/2029            10,000          9,475,000
                        NYS Medcare (St. Luke) RITES (e)             6.222 (f)       02/15/2029             5,750          5,448,125
                        NYS Medcare (Vassar Brothers)                8.250           11/01/2013             4,590          4,777,685
                        NYS Medcare (Wyckoff Heights Medical Center  7.350           08/15/2011                50             53,98
                        NYS Medcare (Wyckoff Heights Medical Center  7.400           08/15/2021             5,255          5,677,87
                        Oneida Healthcare Corp.                      7.100           08/01/2011                10             10,733
                        Oneida Healthcare Corp.                      7.200           08/01/2031               130            142,279
                        Onondaga IDA (CGH)                           6.625           01/01/2018             3,650          3,748,988
                        Onondaga IDA (Crouse Irving Hospital)        7.800           01/01/2003               220            239,842
                        Puerto Rico ITEME (Ryder Hospital)           6.400           05/01/2009             1,045          1,096,121
                        Puerto Rico ITEME (Ryder Hospital)           6.700           05/01/2024             5,250          5,397,735
                        Puerto Rico TEMEC (Mennonite Hospital)       6.500           07/01/2026             3,000          3,098,640
                        Rensselaer Municipal Leasing Corp.           6.900           06/01/2024            15,000         15,679,650
                        Syracuse IDA (St. Joseph's Hospital)         7.500           06/01/2018             3,770          4,016,671
                        Tompkins Healthcare                          5.875           02/01/2033             1,000          1,003,950
                        Tompkins Healthcare                         10.800           02/01/2028                25             32,843
                        Tompkins Healthcare                         10.800           02/01/2007               140            191,631
                        UFA Devel. Corp. (Loretto Utica)             5.950           07/01/2035             4,870          4,888,214
                        Valley Health Devel.                         7.850           08/01/2035                20             22,305
                        Valley Health Devel.                        11.300           02/01/2023               175            212,525
                        Westchester IDA (Beth Abraham Hospital)      8.375           12/01/2025             1,870          1,932,458
                        Yonkers IDA (St. Joseph's Hospital)          7.500           12/30/2003             1,125          1,162,541
                        Yonkers IDA (St. Joseph's Hospital)          8.500           12/30/2013             3,270          3,410,545
------------------------------------------------------------------------------------------------------------------------------------
Housing,                Albany Hsg. Auth.                            0.000           10/01/2002 (p)           560            144,539
Multi-Family            Albany IDA (MARA Mansion Rehab.)             6.500           02/01/2023             1,715          1,742,560
13.1%                   Batavia Hsg. Auth. (Washington Towers)       6.500           01/01/2023               515            527,860
$302,128,643            Battery Park City Auth.                     10.000           06/01/2023               700            738,500
                        Bayshore HDC                                 7.500           02/01/2023             1,470          1,570,974
                        Bleeker Terrace HDC                          8.100           07/01/2001                35             35,700
                        Bleeker Terrace HDC                          8.350           07/01/2004                45             45,900
                        Bleeker Terrace HDC                          8.750           07/01/2007               900            904,158
                        Elmira HDC                                   7.500           08/01/2007                25             26,250
                        Guam Economic Devel.                         9.375           11/01/2018             3,010          3,117,909
                        Guam Economic Devel.                         9.500           11/01/2018             2,505          2,594,779
                        Hamilton Elderly Hsg.                       11.250           01/01/2015               695            729,792
                        Macleay Hsg. (Larchmont Woods)               8.500           01/01/2031             3,950          4,271,293
                        Mechanicsville HDC                           6.900           08/01/2022             2,500          2,638,800
                        Monroe HDC                                   7.000           08/01/2021               295            304,605
                        New Hartford HDC                             7.375           01/01/2024                20             21,612
                        North Tonawanda HDC                          6.800           12/15/2007               585            629,957
                        North Tonawanda HDC                          7.375           12/15/2021             3,295          3,719,462
                        NYC HDC (Albert Einstein)                    6.500           12/15/2017               331            332,202
                        NYC HDC (Amsterdam)                          6.500           08/15/2018               927            927,107
                        NYC HDC (Atlantic Plaza)                     7.034           02/15/2019             1,546          1,571,442
                        NYC HDC (Barclay Avenue)                     6.450           04/01/2017             1,045          1,059,045
                        NYC HDC (Barclay Avenue)                     6.600           04/01/2033             4,055          4,138,371
                        NYC HDC (Boulevard)                          6.500           08/15/2017             2,884          2,897,237
                        NYC HDC (Bridgeview)                         6.500           12/15/2017               496            498,305
                        NYC HDC (Cadman Plaza)                       6.500           11/15/2018             1,331          1,336,789
                        NYC HDC (Cadman Plaza)                       7.000           12/15/2018               520            531,564
                        NYC HDC (Candia)                             6.500           06/15/2018               196            196,631
                        NYC HDC (Clinton)                            6.500           07/15/2017             3,756          3,772,805
                        NYC HDC (Contello III)                       7.000           12/15/2018               320            326,441
                        NYC HDC (Cooper Gram)                        6.500           08/15/2017             1,558          1,565,011
                        NYC HDC (Court Plaza)                        6.500           08/15/2017             1,189          1,194,236
                        NYC HDC (Crown Gardens)                      7.250           01/15/2019             1,752          1,820,909

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYC HDC (Esplanade Gardens)                  7.000 %         01/15/2019      $      3,616    $     3,693,227
                        NYC HDC (Essex)                              6.500           07/15/2018                86             86,402
                        NYC HDC (Forest Park)                        6.500           12/15/2017               533            534,979
                        NYC HDC (Gouverneur Gardens)                 7.034           02/15/2019             1,723          1,758,718
                        NYC HDC (Heywood)                            6.500           10/15/2017               380            382,092
                        NYC HDC (Hudsonview)                         6.500           09/15/2017             4,288          4,306,612
                        NYC HDC (Janel)                              6.500           09/15/2017             1,213          1,217,858
                        NYC HDC (Kings Arms)                         6.500           11/15/2018               240            241,279
                        NYC HDC (Kingsbridge)                        6.500           08/15/2017               423            425,194
                        NYC HDC (Leader)                             6.500           03/15/2018             1,292          1,298,115
                        NYC HDC (Lincoln Amsterdam)                  7.250           11/15/2018             1,791          1,861,361
                        NYC HDC (Middagh)                            6.500           01/15/2018               217            218,047
                        NYC HDC (Montefiore)                         6.500           10/15/2017             2,836          2,848,529
                        NYC HDC (Multi-Family)                       6.600           04/01/2030            38,880         40,324,781
                        NYC HDC (Multi-Family)                       7.300           06/01/2010                30             32,562
                        NYC HDC (Multi-Family)                       7.350           06/01/2019             1,145          1,217,627
                        NYC HDC (Multi-Family)                       8.250           01/01/2011             1,360          1,394,000
                        NYC HDC (New Amsterdam)                      6.500           08/15/2018               907            911,026
                        NYC HDC (Residential Charter)                7.375           04/01/2017             3,440          3,570,204
                        NYC HDC (Riverbend)                          6.500           11/15/2018             1,131          1,136,591
                        NYC HDC (Riverside Park)                     7.250           11/15/2018             6,894          7,165,990
                        NYC HDC (RNA House)                          7.000           12/15/2018               495            505,218
                        NYC HDC (Robert Fulton)                      6.500           12/15/2017               715            717,974
                        NYC HDC (Rosalie Manning)                    7.034           11/15/2018               259            262,964
                        NYC HDC (Scott Tower)                        7.000           12/15/2018               687            702,129
                        NYC HDC (Seaview)                            6.500           01/15/2018               942            946,253
                        NYC HDC (Sky View)                           6.500           11/15/2018             1,756          1,763,562
                        NYC HDC (South Bronx)                        8.100           09/01/2023             3,240          3,486,110
                        NYC HDC (Stevenson)                          6.500           05/15/2018             1,786          1,793,904
                        NYC HDC (Stryckers Bay)                      7.034           11/15/2018               513            522,073
                        NYC HDC (St. Martin)                         6.500           11/15/2018               389            391,010
                        NYC HDC (Tivoli)                             6.500           01/15/2018             1,793          1,801,183
                        NYC HDC (Towers)                             6.500           08/15/2017               386            387,706
                        NYC HDC (Townhouse)                          6.500           01/15/2018               244            244,652
                        NYC HDC (Tri-Faith House)                    7.000           01/15/2019               374            382,491
                        NYC HDC (University)                         6.500           08/15/2017             1,593          1,600,205
                        NYC HDC (Washington Square)                  7.000           01/15/2019               477            487,426
                        NYC HDC (West Side)                          6.500           11/15/2018               431            432,605
                        NYC HDC (West Village)                       6.500           11/15/2013             4,845          4,913,800
                        NYC HDC (Westview)                           6.500           10/15/2017               278            279,338
                        NYC HDC (Woodstock Terrace)                  7.034           02/15/2019               636            647,111
                        NYS HFA                                      6.125           11/01/2020             1,385          1,428,849
                        NYS HFA (Children's Rescue)                  7.625           05/01/2018             3,555          3,803,957
                        NYS HFA (Dominican Village)                  6.600           08/15/2027             2,000          2,084,620
                        NYS HFA (Fulton Manor)                       6.100           11/15/2025             2,955          3,004,703
                        NYS HFA (HELP/Bronx)                         7.850           11/01/99               1,080          1,142,726
                        NYS HFA (HELP/Bronx)                         7.850           05/01/99               1,040          1,090,398
                        NYS HFA (HELP/Bronx)                         8.050           11/01/2005            13,080         14,024,114
                        NYS HFA (HELP/Suffolk)                       8.100           11/01/2005             1,210          1,278,377
                        NYS HFA (Meadow Manor)                       7.750           11/01/2019                 5              5,105
                        NYS HFA (Multi-Family)                       0.000           11/01/2017            12,695          3,855,472
                        NYS HFA (Multi-Family)                       0.000           11/01/2015            14,590          4,827,247
                        NYS HFA (Multi-Family)                       0.000           11/01/2014            15,730          5,567,162
                        NYS HFA (Multi-Family)                       6.100           11/15/2036             1,285          1,293,520
                        NYS HFA (Multi-Family)                       6.300           08/15/2026             5,000          5,124,050
                        NYS HFA (Multi-Family)                       6.350           08/15/2023               100            103,260
                        NYS HFA (Multi-Family)                       6.400           11/15/2027             1,175          1,208,370
                        NYS HFA (Multi-Family)                       6.500           08/15/2024             2,750          2,844,765
                        NYS HFA (Multi-Family)                       6.700           08/15/2025            11,980         12,441,709
                        NYS HFA (Multi-Family)                       6.750           11/15/2036             5,755          6,002,925
                        NYS HFA (Multi-Family)                       6.950           08/15/2024             2,905          3,055,276
                        NYS HFA (Multi-Family)                       6.950           08/15/2012                75             78,987
                        NYS HFA (Multi-Family)                       7.050           08/15/2024             5,350          5,658,963
                        NYS HFA (Multi-Family)                       7.450           11/01/2028             5,330          5,612,437
                        NYS HFA (NonProfit)                          6.400           11/01/2010                 5              4,900

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYS HFA (NonProfit)                          6.400 %         11/01/2013      $         25    $        24,750
                        NYS HFA (NonProfit)                          6.600           11/01/2008                20             20,300
                        NYS HFA (NonProfit)                          6.600           11/01/2013                20             19,960
                        NYS HFA (NonProfit)                          6.600           11/01/2010                25             25,300
                        NYS HFA (Phillips Village)                   7.750           08/15/2017             5,000          5,552,500
                        NYS HFA (Service Contract)                   6.000           03/15/2026             2,400          2,400,744
                        NYS HFA (Service Contract)                   6.125           03/15/2020                25             24,707
                        NYS HFA (Service Contract)                   6.500           03/15/2025             9,265          9,825,162
                        NYS HFA (Service Contract)                   7.700           03/15/2006               150            163,758
                        NYS HFA (Shorehill Hsg.)                     7.500           05/01/2008             1,285          1,313,000
                        Pilgrim Village HDC                          6.800           02/01/2021             1,115          1,149,755
                        Portchester CDC (Southport)                  7.300           08/01/2011                60             64,194
                        Portchester CDC (Southport)                  7.375           08/01/2022                25             26,645
                        Puerto Rico HB&F                             7.500           10/01/2015               210            222,997
                        Puerto Rico HFA                              7.300           10/01/2006                10             10,515
                        Puerto Rico HFC                              7.500           04/01/2022             8,180          8,648,959
                        Rensselaer Hsg. Auth. (Renwyck)              7.650           01/01/2011                25             28,751
                        Riverhead HDC                                8.250           08/01/2010                45             47,250
                        Rochester Hsg. Auth. (Crossroads)            7.700           01/01/2017            20,890         22,518,376
                        Schenectady IDA (ASSC)                       6.400           05/01/2014               500            513,725
                        Schenectady IDA (ASSC)                       6.450           05/01/2024             2,655          2,737,252
                        Scotia Hsg. Auth. (Holyrood House)           7.000           06/01/2009               175            189,350
                        Sunnybrook EHC                              11.250           12/01/2014             3,045          3,225,782
                        Syracuse IDA (James Square)                  0.000           08/01/2025            47,725          9,205,675
                        Syracuse Senior Citizens Hsg.                8.000           12/01/2010               375            392,906
                        Tonawanda HDC                               10.000           05/01/2012               315            322,380
                        Tonawanda HDC                               10.000           05/01/2011               410            419,606
                        Tonawanda HDC                               10.000           05/01/2010               375            383,786
                        Tonawanda HDC                               10.000           05/01/2009               340            347,966
                        Tonawanda HDC                               10.000           05/01/2003                25             26,125
                        Tonawanda Senior Citizens Hsg.               7.875           02/01/2011               535            556,512
                        Tupper Lake HDC                              8.125           10/01/2010                75             78,750
                        Union Elderly Hsg.                          10.000           04/01/2013             2,140          2,225,600
                        Utica Senior Citizen Hsg.                    0.000           07/01/2002                25             18,211
                        Utica Senior Citizen Hsg.                    0.000           07/01/2026             2,460            290,870
                        V. I. HFA                                    8.100           12/01/2018                25             26,415
                        Watervliet Elderly Hsg.                      8.000           11/15/2003               100            103,270
                        Watervliet Elderly Hsg.                      8.000           11/15/2004                95             98,107
                        Watervliet Elderly Hsg.                      8.000           11/15/2005                95             98,107
                        Watervliet Elderly Hsg.                      8.000           11/15/2007               100            103,270
                        Watervliet Elderly Hsg.                      8.000           11/15/2008               100            103,270
                        Watervliet Elderly Hsg.                      8.000           11/15/2009               100            103,270
                        Watervliet Elderly Hsg.                      8.000           11/15/2006               100            103,270
------------------------------------------------------------------------------------------------------------------------------------
General Obligation      Lowville GO                                  7.200           09/15/2005               100            109,853
12.9%                   Lowville GO                                  7.200           09/15/2014               100            114,103
$296,640,296            Lowville GO                                  7.200           09/15/2007                75             83,633
                        Lowville GO                                  7.200           09/15/2013               100            113,864
                        Lowville GO                                  7.200           09/15/2012               100            113,801
                        Newburgh GO                                  7.100           09/15/2008               185            181,098
                        Newburgh GO                                  7.100           09/15/2007               185            181,317
                        Newburgh GO                                  7.150           09/15/2010               150            146,529
                        Newburgh GO                                  7.150           09/15/2009               180            176,740
                        Newburgh GO                                  7.200           09/15/2012               155            150,865
                        Newburgh GO                                  7.200           09/15/2011               155            151,278
                        Newburgh GO                                  7.250           09/15/2014               155            150,769
                        Newburgh GO                                  7.250           09/15/2013               160            156,051
                        NYC GO                                       0.000           08/01/2014               500            330,850
                        NYC GO                                       0.000           05/15/2014             1,690          1,153,949
                        NYC GO                                       0.000           08/15/2016                70             54,825
                        NYC GO                                       0.000           05/15/2011               270            116,413
                        NYC GO                                       0.000           05/15/2012               200             80,604
                        NYC GO                                       0.000           11/15/2011             4,990          2,080,381
                        NYC GO                                       5.750           02/01/2020               250            238,185
                        NYC GO                                       6.000           02/01/2011             6,000          6,023,700
                        NYC GO                                       6.000           02/15/2024             1,550          1,514,381

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYC GO                                       6.000 %         10/15/2026      $      8,000    $     7,798,800
                        NYC GO                                       6.125           02/01/2025            18,500         18,351,815
                        NYC GO                                       6.500           08/01/2014               500            516,380
                        NYC GO                                       6.500           08/01/2015             2,000          2,065,520
                        NYC GO                                       6.600           02/15/2010             2,000          2,075,280
                        NYC GO                                       6.625           08/01/2025             2,000          2,070,600
                        NYC GO                                       6.625           02/15/2025            15,580         16,112,369
                        NYC GO                                       7.000           02/01/2022             4,600          4,936,490
                        NYC GO                                       7.000           02/01/2020               650            697,548
                        NYC GO                                       7.000           10/01/2012               625            674,425
                        NYC GO                                       7.000           02/01/2015                15             15,168
                        NYC GO                                       7.000           02/01/2010                20             20,551
                        NYC GO                                       7.100           02/01/2011             1,765          1,901,011
                        NYC GO                                       7.100           02/01/2010             4,000          4,308,240
                        NYC GO                                       7.100           02/01/2009             1,000          1,077,060
                        NYC GO                                       7.200           02/01/2015             2,800          3,044,832
                        NYC GO                                       7.200           02/01/2014             4,000          4,349,760
                        NYC GO                                       7.250           08/15/2001 (p)           355            396,169
                        NYC GO                                       7.250           08/15/2024            13,465         14,496,419
                        NYC GO                                       7.400           02/01/2002               330            362,168
                        NYC GO                                       7.500           08/01/2021             1,000          1,115,500
                        NYC GO                                       7.500           08/15/2020             6,180          6,995,884
                        NYC GO                                       7.500           02/01/2002 (p)         1,110          1,272,648
                        NYC GO                                       7.500           02/01/2016             1,890          2,093,440
                        NYC GO                                       7.500           08/01/2019             1,865          2,080,408
                        NYC GO                                       7.500           08/01/2001 (p)         7,500          8,366,250
                        NYC GO                                       7.500           02/01/2018             1,500          1,660,755
                        NYC GO                                       7.500           02/01/2003             2,000          2,214,820
                        NYC GO                                       7.625           02/01/2014               270            300,551
                        NYC GO                                       7.625           02/01/2013             3,845          4,280,062
                        NYC GO                                       7.750           08/15/2001 (p)         1,885          2,171,652
                        NYC GO                                       7.750           08/15/2013               750            837,315
                        NYC GO                                       7.750           08/15/2012               750            837,315
                        NYC GO                                       7.750           08/15/2001 (p)           250            287,223
                        NYC GO                                       7.750           08/15/2001 (p)           250            287,223
                        NYC GO                                       7.750           02/01/2010             1,500          1,680,825
                        NYC GO                                       7.750           02/01/2013             6,000          6,726,120
                        NYC GO                                       7.750           08/15/2017               165            184,209
                        NYC GO                                       8.000           08/15/2021                 5              5,602
                        NYC GO                                       8.000           08/15/2021               245            284,457
                        NYC GO                                       8.000           08/01/2018                45             50,386
                        NYC GO                                       8.000           08/15/2020                10             11,204
                        NYC GO                                       8.250           08/01/2001 (p)         1,590          1,855,260
                        NYC GO                                       8.250           11/15/2001 (p)         2,760          3,253,378
                        NYC GO                                       8.250           08/01/2012                 5              5,649
                        NYC GO                                       8.250           11/15/2018               240            274,320
                        NYC GO                                       8.250           11/15/2020                20             22,721
                        NYC GO                                       8.250           08/01/2014                35             39,541
                        NYC GO                                       8.250           11/15/2015                80             90,884
                        NYC GO                                       8.250           11/15/2001 (p)           920          1,084,459
                        NYC GO                                       8.250           08/01/2013                30             33,892
                        NYC GO                                       8.500           08/01/2013                30             30,750
                        NYC GO CARS                                  8.280 (f)       09/01/2011             8,387          8,974,090
                        NYC GO CARS                                  8.280 (f)       08/12/2010            16,387         17,636,509
                        NYC GO RIBS                                  6.977 (f)       08/01/2009             6,200          5,835,750
                        NYC GO RIBS                                  7.075 (f)       08/22/2013             5,400          4,961,250
                        NYC GO RIBS                                  7.075 (f)       08/01/2015             3,050          2,760,250
                        NYC GO RIBS                                  7.079 (f)       08/01/2010             4,200          3,927,000
                        NYC GO RIBS                                  8.107 (f)       08/01/2013            13,150         12,821,250
                        NYC GO RITES                                 7.569 (f)       10/01/2011            15,000         15,907,650
                        Puerto Rico GO RITES (e)                     7.690 (f)       07/01/2022             1,600          1,686,000
                        Puerto Rico GO YCN                           8.132 (f)       07/01/2020            29,000         29,870,000
                        Puerto Rico GO YCN (e)                       4.747 (f)       07/01/2015             1,000          1,038,750
                        Suffolk GO                                   6.375           11/01/2016               725            739,225
                        Suffolk GO (Sewer)                           6.750           08/01/2010                15             15,300

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        Utica BANS                                   8.250 %         05/22/97        $      7,000    $     7,011,130
                        V. I. Public Finance Auth.                   7.125           10/01/2004             1,135          1,221,805
                        V. I. Public Finance Auth.                   7.250           10/01/2018            28,750         30,787,225
                        V. I. Public Finance Auth.                   7.375           10/01/2010             1,735          1,895,505
                        V. I. (GO/HUGO)                              7.750           10/01/2006               388            423,110
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities      American Samoa Power Auth.                   6.800           09/01/2000               400            419,040
9.2%                    American Samoa Power Auth.                   6.850           09/01/2001               400            422,256
$212,477,669            American Samoa Power Auth.                   6.900           09/01/2002               400            424,632
                        American Samoa Power Auth.                   6.950           09/01/2003               500            532,105
                        American Samoa Power Auth.                   7.000           09/01/2004               500            534,110
                        American Samoa Power Auth.                   7.100           09/01/2001               800            852,648
                        American Samoa Power Auth.                   7.200           09/01/2002               800            860,776
                        Guam Power Auth.                             6.750           10/01/2024             4,780          5,035,730
                        NYS ERDA (Con Ed)                            6.375           12/01/2027            11,000         11,373,450
                        NYS ERDA (Con Ed)                            7.125           03/15/2022               985          1,007,468
                        NYS ERDA (Con Ed)                            7.125           03/15/2022             3,250          3,334,175
                        NYS ERDA (Con Ed)                            7.250           11/01/2024            15,485         16,264,205
                        NYS ERDA (Con Ed)                            7.375           07/01/2024            27,500         28,822,200
                        NYS ERDA (Con Ed)                            7.500           07/01/2025               325            348,169
                        NYS ERDA (Con Ed)                            7.500           11/15/2021             1,795          1,834,723
                        NYS ERDA (Con Ed)                            7.750           01/01/2024             6,000          6,264,480
                        NYS ERDA (LILCO)                             7.150           02/01/2022            10,920         11,716,505
                        NYS ERDA (LILCO)                             7.150           09/01/2019            14,810         15,853,661
                        NYS ERDA (LILCO)                             7.150           02/01/2022            15,250         16,362,335
                        NYS ERDA (LILCO)                             7.150           12/01/2020            11,075         11,882,811
                        NYS ERDA (LILCO)                             7.150           06/01/2020            15,200         16,308,688
                        NYS ERDA (LILCO)                             7.150           09/01/2019            16,515         17,719,604
                        NYS ERDA (NIMO)                              8.875           11/01/2025            18,140         18,638,850
                        NYS ERDA (RG&E)                              8.375           12/01/2028               120            128,179
                        Puerto Rico Electric                         6.000           07/01/2014                60             58,800
                        Puerto Rico Electric LEVRRS                  8.338 (f)       07/01/2023            17,800         18,578,750
                        V. I. Water & Power Auth.                    7.400           07/01/2011             6,465          6,899,319
------------------------------------------------------------------------------------------------------------------------------------
Resource Recovery       Dutchess Res Rec (Solid Waste)               6.800           01/01/2010             1,700          1,760,537
9.0%                    Dutchess Res Rec (Solid Waste)               7.000           01/01/2010             1,805          1,874,511
$208,097,231            Hempstead IDA (Amer. Ref-Fuel Co.)           7.400           12/01/2010             4,110          4,212,750
                        Islip Res Rec                                6.250           07/01/2006             1,725          1,905,021
                        Islip Res Rec                                6.500           07/01/2009             2,000          2,212,140
                        NYS Environ. (Huntington)                    7.500           10/01/2012            58,860         62,283,298
                        Onondaga Res Rec                             6.875           05/01/2006            27,850         29,124,416
                        Onondaga Res Rec                             7.000           05/01/2015            74,035         77,518,347
                        Ulster County Res Rec                        6.000           03/01/2014             1,250          1,219,563
                        Warren/Washington IDA (Res Rec)              8.000           12/15/2012             8,730          8,545,273
                        Warren/Washington IDA (Res Rec)              8.200           12/15/2010             8,535          8,506,408
                        Warren/Washington IDA (Res Rec)              8.200           12/15/2010             8,965          8,934,967
------------------------------------------------------------------------------------------------------------------------------------
Housing,                NYS (SONYMA) Mortgage, 1st Series            0.000           10/01/2014                30              5,772
Single Family           NYS (SONYMA) Mortgage, 1st Series            0.000           10/01/98                  95             81,405
7.6%                    NYS (SONYMA) Mortgage, 2nd Series            0.000           10/01/2014            13,275          2,509,506
$175,182,518            NYS (SONYMA) Mortgage, 6th Series            9.375           04/01/2010             2,585          2,695,871
                        NYS (SONYMA) Mortgage, 7th Series GAINS      0.000 (c)       10/01/2014             1,255          1,158,880
                        NYS (SONYMA) Mortgage, 8th Series A          6.875           04/01/2017               260            265,569
                        NYS (SONYMA) Mortgage, 8th Series C          8.300           10/01/2006                35             36,058
                        NYS (SONYMA) Mortgage, 8th Series C          8.400           10/01/2017               170            173,698
                        NYS (SONYMA) Mortgage, 8th Series D          8.200           10/01/2006               100            103,231
                        NYS (SONYMA) Mortgage, 8th Series E          8.100           10/01/2017                80             82,655
                        NYS (SONYMA) Mortgage, 8th Series F          8.000           10/01/2017                15             15,377
                        NYS (SONYMA) Mortgage, 9th Series A          7.300           04/01/2017               240            245,760
                        NYS (SONYMA) Mortgage, 9th Series B          8.300           10/01/2017                25             25,675
                        NYS (SONYMA) Mortgage, 9th Series E          8.375           04/01/2018                20             20,692
                        NYS (SONYMA) Mortgage, Series 12             0.000 (c)       04/01/2017               790            762,927
                        NYS (SONYMA) Mortgage, Series 2              0.000           10/01/2014               265             50,562
                        NYS (SONYMA) Mortgage, Series 27             6.450           04/01/2004                25             26,654
                        NYS (SONYMA) Mortgage, Series 28             6.650           04/01/2022            10,000         10,390,100
                        NYS (SONYMA) Mortgage, Series 28             7.050           10/01/2023             8,615          9,123,888
                        NYS (SONYMA) Mortgage, Series 30-A           4.375           10/01/2023                15             13,125
                        NYS (SONYMA) Mortgage, Series 30-B           6.650           10/01/2025            16,005         16,719,783

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYS (SONYMA) Mortgage, Series 36-A           6.625 %         04/01/2025      $     11,500    $    12,053,495
                        NYS (SONYMA) Mortgage, Series 38 RITES (e)   6.899 (f)       04/01/2025            13,940         14,131,675
                        NYS (SONYMA) Mortgage, Series 40-A           6.700           04/01/2025             6,560          6,905,581
                        NYS (SONYMA) Mortgage, Series 40-B           6.600           04/01/2025             5,745          6,027,252
                        NYS (SONYMA) Mortgage, Series 42             6.650           04/01/2026            13,600         14,321,480
                        NYS (SONYMA) Mortgage, Series 44             7.500           04/01/2026            11,990         12,984,690
                        NYS (SONYMA) Mortgage, Series 46             6.600           10/01/2019                35             36,752
                        NYS (SONYMA) Mortgage, Series 46             6.650           10/01/2025            24,715         26,082,975
                        NYS (SONYMA) Mortgage, Series 50             6.625           04/01/2025             7,535          7,950,781
                        NYS (SONYMA) Mortgage, Series 58             6.400           04/01/2027             6,200          6,394,618
                        NYS (SONYMA) Mortgage, Series BB-2           7.950           10/01/2015               150            155,646
                        NYS (SONYMA) Mortgage, Series EE-1           8.000           10/01/2010                45             46,900
                        NYS (SONYMA) Mortgage, Series EE-2           7.450           10/01/2010                95            100,241
                        NYS (SONYMA) Mortgage, Series EE-2           7.500           04/01/2016                40             42,314
                        NYS (SONYMA) Mortgage, Series EE-3           7.700           10/01/2010               270            286,543
                        NYS (SONYMA) Mortgage, Series EE-3           7.750           04/01/2016                15             16,010
                        NYS (SONYMA) Mortgage, Series EE-4           7.750           10/01/2010                95            102,184
                        NYS (SONYMA) Mortgage, Series HH-2           7.600           10/01/2021                40             40,900
                        NYS (SONYMA) Mortgage, Series HH-2           7.700           10/01/2009               410            427,097
                        NYS (SONYMA) Mortgage, Series HH-2           7.850           04/01/2022                40             42,652
                        NYS (SONYMA) Mortgage, Series HH-3           7.600           10/01/2021                15             15,511
                        NYS (SONYMA) Mortgage, Series HH-3           7.875           10/01/2009               285            302,981
                        NYS (SONYMA) Mortgage, Series HH-3           7.950           04/01/2022               490            519,542
                        NYS (SONYMA) Mortgage, Series HH-4           8.050           04/01/2022                65             67,425
                        NYS (SONYMA) Mortgage, Series II             0.000           04/01/2005               100             55,539
                        NYS (SONYMA) Mortgage, Series II             0.000           10/01/2009               180             70,110
                        NYS (SONYMA) Mortgage, Series II             0.000           10/01/2007               100             45,522
                        NYS (SONYMA) Mortgage, Series II             0.000           10/01/2008               120             50,530
                        NYS (SONYMA) Mortgage, Series II             0.000           04/01/2008               170             74,428
                        NYS (SONYMA) Mortgage, Series II             0.000           04/01/2006                90             46,258
                        NYS (SONYMA) Mortgage, Series II             0.000           04/01/2020             1,285            210,714
                        NYS (SONYMA) Mortgage, Series JJ             7.500           10/01/2017               425            448,107
                        NYS (SONYMA) Mortgage, Series KK             7.650           04/01/2019               130            138,067
                        NYS (SONYMA) Mortgage, Series KK             7.800           10/01/2020               255            268,143
                        NYS (SONYMA) Mortgage, Series MM-1           7.500           04/01/2013                80             84,629
                        NYS (SONYMA) Mortgage, Series MM-1           7.750           10/01/2005                25             26,640
                        NYS (SONYMA) Mortgage, Series MM-2           7.700           04/01/2005               100            109,261
                        NYS (SONYMA) Mortgage, Series NN             7.550           10/01/2017                60             63,865
                        NYS (SONYMA) Mortgage, Series RR             7.700           10/01/2010               105            112,766
                        NYS (SONYMA) Mortgage, Series RR             7.750           10/01/2017                80             85,910
                        NYS (SONYMA) Mortgage, Series SS             7.500           10/01/2019               250            258,068
                        NYS (SONYMA) Mortgage, Series TT             6.950           10/01/2002                 5              5,411
                        NYS (SONYMA) Mortgage, Series UU             7.150           10/01/2022               100            104,270
                        NYS (SONYMA) Mortgage, Series UU             7.750           10/01/2023             1,365          1,442,341
                        NYS (SONYMA) Mortgage, Series VV             0.000           10/01/2023           115,222         16,378,807
                        NYS (SONYMA) Mortgage, Series VV             7.375           10/01/2011               195            208,525
                        Puerto Rico HFA                              0.000           08/01/2026             8,690          1,164,808
                        Puerto Rico HFA                              7.650           10/15/2022                60             64,142
                        V. I. HFA                                    6.450           03/01/2016               100            103,224
------------------------------------------------------------------------------------------------------------------------------------
Marine/Aviation         Albany IDA (Port of Albany)                  7.250           02/01/2024             1,395          1,484,601
Facilities              Guam Airport                                 6.600           10/01/2010             3,675          3,801,494
5.8%                    Guam Airport                                 6.700           10/01/2023            60,730         62,977,617
$135,086,117            Monroe County Airport                        7.250           01/01/2019                20             20,934
                        NYC IDA (Amer. Airlines)                     6.900           08/01/2024            16,685         18,018,799
                        NYC IDA (Amer. Airlines)                     7.750           07/01/2019             1,795          1,894,910
                        NYC IDA (Amer. Airlines)                     8.000           07/01/2020             7,110          7,538,946
                        NYC IDA (Japan Airlines)                     6.000           11/01/2015             3,500          3,575,530
                        Port Auth. NY/NJ (US Air)                    9.000           12/01/2010               495            557,662
                        Port Auth. NY/NJ (US Air)                    9.000           12/01/2006             7,025          7,914,295
                        Port Auth. NY/NJ (US Air)                    9.125           12/01/2015            22,310         25,260,051
                        Port Auth. NY/NJ, 68th Series                7.250           02/15/2025                30             31,955
                        Port Auth. NY/NJ, 68th Series                7.250           02/15/2025                80             87,286
                        Port Auth. NY/NJ, 70th Series                7.250           08/01/2025                15             16,356
                        Port Auth. NY/NJ, 70th Series                7.250           08/01/2025                20             21,570
                        Port Auth. NY/NJ, 76th Series                6.500           11/01/2026                60             61,261

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        Port Auth. NY/NJ, Series 51                  0.000 % (c)     12/01/2014      $         25    $        24,488
                        Puerto Rico Port Auth.                       7.300           07/01/2007                30             30,600
                        V. I. Port Auth. (CEK Airport)               8.100           10/01/2005             1,670          1,767,762
------------------------------------------------------------------------------------------------------------------------------------
Lease Rental            Albany IDA (Upper Hudson Library)            8.750           05/01/2007               230            238,296
4.0%                    Albany IDA (Upper Hudson Library)            8.750           05/01/2022               955          1,031,419
$92,024,662             Albany Parking Auth.                         0.000           11/01/2017             1,770            510,291
                        Babylon IDA (WWH Ambulance)                  7.375           09/15/2008             1,330          1,428,859
                        Carnegie Redevelopment Corp.                 7.000           09/01/2021               500            523,755
                        Clifton Park COP (Clifton Commons)           8.500           08/01/2008                10             10,422
                        Monroe COP                                   8.050           01/01/2011               480            520,190
                        NYS COP (BOCES) (e)                          7.875           10/01/2000             1,120          1,180,995
                        NYS COP (Hanson Redevelopment)               8.250           11/01/2001               250            268,720
                        NYS Dorm (Suffolk-Judicial)                  9.500           04/15/2014            31,750         37,050,663
                        NYS LGSC (SCSB)                              7.375           12/15/2016               810            820,903
                        NYS UDC                                      0.000           01/01/2011            98,090         43,047,777
                        NYS UDC                                      0.000           01/01/2003                15             10,819
                        NYS UDC                                      0.000           01/01/2011                80             36,992
                        NYS UDC                                      0.000           01/01/2008               900            487,611
                        NYS UDC                                      7.500           01/01/2003 (p)         2,000          2,262,300
                        Schroon Lake Fire District (e)               7.250           03/01/2009               580            599,175
                        Vigilant EHL  (Thomatson)                    7.500           11/01/2012               950          1,005,328
                        Yonkers Parking Auth.                        7.750           12/01/2004               950            990,147
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing,          Brookhaven IDA (Farber)                      6.188 (v)       12/01/2002               870            870,000
Durable Goods           Brookhaven IDA (Farber)                      6.188 (v)       12/01/2004               490            490,000
3.3%                    Broome IDA (Simulator)                       8.250           01/01/2002               775            810,921
$76,895,126             Cattaraugus IDA (Cherry Creek)               9.800           09/01/2010             1,980          2,210,987
                        Chautauqua IDA (Dunkirk Glass)              11.500           12/01/2010             7,900          8,501,427
                        City of Port Jervis (Future Home Tech.)     10.000           11/01/2008               720            752,940
                        Cortland IDA (Paul Bunyon Products)          8.000           07/01/2000               120            125,996
                        Erie IDA (Great Lakes Orthodontic)          12.099           05/01/2000               115            123,414
                        Monroe IDA (Brazill Merk)                    7.900           12/15/2014             3,080          3,301,113
                        Monroe IDA (Melles Griot)                    9.500           12/01/2009             1,560          1,627,907
                        Monroe IDA (RTM Turbine)                     7.750           12/01/2006             3,490          3,508,148
                        Monroe IDA (RTM Turbine)                     8.000           12/01/2011             3,060          3,117,436
                        Monroe IDA (RTM Turbine)                     8.500           12/01/2016               770            805,174
                        Nassau IDA (RJS Scientific)                  8.050           12/01/2005               330            355,697
                        Nassau IDA (RJS Scientific)                  9.050           12/01/2025             2,700          2,979,315
                        Nassau IDA (Structural Industries)           7.750           02/01/2012               500            537,260
                        NYC IDA (Display Creations)                  9.250           06/01/97   (b)         2,000          2,014,600
                        NYC IDA (HiTech Res Rec)                     8.750           08/01/2000               320            335,107
                        NYC IDA (HiTech Res Rec)                     9.250           08/01/2008               695            728,701
                        NYC IDA (House of Spices)                    9.000           10/15/2001               490            534,281
                        NYC IDA (House of Spices)                    9.250           10/15/2011             2,140          2,358,301
                        NYC IDA (Koenig Iron Works)                  8.375           12/01/2025             1,675          1,785,031
                        NYC IDA (Nekboh)                             9.625           05/01/2011             5,955          6,314,563
                        NYC IDA (Novelty Cord & Tassel)              8.663 (v)       12/01/2006               645            655,863
                        NYC IDA (Penguin Air Conditioning)          12.222           12/01/99                 165            172,597
                        NYC IDA (Pop Display)                        6.750           12/15/2004             1,150          1,163,961
                        NYC IDA (Pop Display)                        7.900           12/15/2014             2,645          2,765,982
                        NYC IDA (Priority Mailers)                   9.000           03/01/2010             1,795          1,956,460
                        NYC IDA (Sequins International)              8.500           04/30/2000               405            433,172
                        NYC IDA (Sequins International)              8.950           01/30/2016             4,555          5,081,467
                        NYC IDA (Ultimate Display)                   8.750           10/15/2000               305            326,036
                        NYC IDA (Ultimate Display)                   9.000           10/15/2011             1,910          2,077,431
                        Onondaga IDA (Coltec)                        7.250           06/01/2008               535            540,350
                        Onondaga IDA (Coltec)                        9.875           10/01/2010               750            778,125
                        Onondaga IDA (Gear Motion)                   8.400           12/15/2001               610            627,818
                        Onondaga IDA (Gear Motion)                   8.900           12/15/2011             1,700          1,827,908
                        Peekskill IDA (Wenco)                        8.875           12/01/2008             1,035          1,067,561
                        Rensselaer IDA (MMP)                         8.500           12/15/2002                30             31,056
                        Suffolk IDA (Fil-Coil)                       9.000           12/01/2015               445            460,495
                        Suffolk IDA (Fil-Coil)                       9.250           12/01/2025             1,060          1,104,456
                        Suffolk IDA (Marbar Assoc.)                  8.300           03/01/2009               190            196,213
                        Suffolk IDA (Marbar Assoc.)                  8.300           03/01/2008               190            197,600
                        Suffolk IDA (Microwave Power)                7.750           06/30/2002               345            357,851

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        Suffolk IDA (Microwave Power)                8.500 %         06/30/2022      $      4,320    $     4,593,024
                        Suffolk IDA (Wireless Boulevard Realty)      7.875           12/01/2012             1,410          1,423,437
                        Suffolk IDA (Wireless Boulevard Realty)      8.625           12/01/2026             4,005          4,129,596
                        Syracuse IDA (Piscitell Stone)               8.400           12/01/2011               685            738,348
------------------------------------------------------------------------------------------------------------------------------------
Water Utilities         Erie County Water Revenue, 4th Series        0.000           12/01/2017            13,590          3,041,714
3.1%                    NYC Municipal Water Finance Auth. IRS        6.715 (f)       06/15/2013            12,500         11,828,125
$70,334,005             NYC Municipal Water Finance Auth. IVRC (e)   7.492 (f)       06/15/2017            30,000         30,712,500
                        NYS Environ. (Consolidated Water)            7.150           11/01/2014             1,840          1,956,454
                        NYS Environ. (L.I. Water)                   10.000           10/01/2017               500            526,800
                        NYS Environ. (NYS Water Services)            8.375           01/15/2020             7,500          8,235,300
                        Suffolk IDA (Ocean Park Water )              7.500           11/01/2022               715            770,241
                        V.I. Water & Power Auth.                     7.600           01/01/2012             6,850          7,394,096
                        V.I. Water & Power Auth.                     8.500           01/01/2010             5,500          5,868,775
------------------------------------------------------------------------------------------------------------------------------------
Higher Education        Allegany IDA (Alfred University)             7.500           09/01/2011            10,070         10,909,939
3.0%                    Brookhaven IDA (Dowling College)             6.750           03/01/2023             6,965          7,267,978
$70,081,514             Cattaraugus IDA (St. Bonaventure)            8.300           12/01/2010             8,825          9,722,061
                        Dutchess IDA (Bard College)                  7.000           11/01/2017             3,500          3,785,285
                        Erie IDA (Medaille College)                  8.000           12/30/2022             3,230          3,501,772
                        Monroe IDA (Roberts Wesleyan)                6.700           09/01/2011             2,625          2,672,749
                        New Rochelle IDA (CNR)                       6.750           07/01/2022             3,000          3,113,250
                        NYC IDA (MMC)                                7.000           07/01/2023             3,600          3,745,908
                        NYS Dorm (City University)                   6.000           07/01/2026             3,350          3,351,374
                        NYS Dorm (State University)                  0.000           05/15/2007                50             27,533
                        NYS Dorm (State University)                  7.000           05/15/2016               225            243,358
                        Puerto Rico ITEME (Polytech University)      5.700           08/01/2013                 5              4,745
                        Rockland IDA (DC)                            8.000           03/01/2013             2,090          2,260,022
                        Suffolk IDA (Dowling College)                6.625           06/01/2024             2,000          2,081,500
                        Suffolk IDA (Dowling College)                6.700           12/01/2020             1,870          1,926,362
                        Suffolk IDA (Dowling College)                8.250           12/01/2000 (p)           965          1,107,820
                        University of V. I.                          7.250           10/01/2004             1,205          1,287,892
                        University of V. I.                          7.700           10/01/2019             3,570          3,926,822
                        University of V. I.                          7.750           10/01/2024             5,175          5,691,155
                        Yates IDA (Keuka College)                    8.750           08/01/2015             1,960          2,236,360
                        Yates IDA (Keuka College)                    9.000           08/01/2011             1,095          1,217,629
------------------------------------------------------------------------------------------------------------------------------------
Adult Living            Batavia Hsg. Auth. (Trocaire Place)          8.750           04/01/2025             3,850          4,072,030
Facilities              Middleton IDA (Southwinds)                   8.375           03/01/2018             3,740          3,803,243
2.9%                    Orange IDA (Glen Arden)                      8.250           01/01/2002            18,025         18,578,187
$67,130,572             Orange IDA (Glen Arden)                      8.875           01/01/2025            23,985         25,884,852
                        Tompkins IDA (Kendall at Ithaca)             7.625           06/01/2009               925            935,721
                        Tompkins IDA (Kendall at Ithaca)             7.875           06/01/2024             5,465          5,573,262
                        Tompkins IDA (Kendall at Ithaca)             7.875           06/01/2015             2,790          2,858,690
                        Union Hsg. Auth. (Methodist Homes)           7.625           11/01/2016             2,470          2,662,586
                        Union Hsg. Auth. (Methodist Homes)           8.050           04/01/99                 105            110,921
                        Union Hsg. Auth. (Methodist Homes)           8.150           04/01/2000               110            116,889
                        Union Hsg. Auth. (Methodist Homes)           8.250           04/01/2001               120            127,660
                        Union Hsg. Auth. (Methodist Homes)           8.350           04/01/2002               150            159,753
                        Union Hsg. Auth. (Methodist Homes)           8.500           04/01/2012             2,010          2,246,778
------------------------------------------------------------------------------------------------------------------------------------
NonProfit               Albany IDA (Albany Rehab.)                   8.375           06/01/2023             1,035          1,084,307
Organization            Columbia IDA (Berkshire Farms)               6.900           12/15/2004               760            796,769
2.7%                    Columbia IDA (Berkshire Farms)               7.500           12/15/2014             1,855          1,993,272
$61,600,756             Geneva IDA (FLCP)                            8.250           11/01/2004               770            828,482
                        Monroe IDA (Al Sigl Center)                  7.250           12/15/2015             1,590          1,628,748
                        Monroe IDA (DePaul CF)                       6.450           02/01/2014               880            940,738
                        Monroe IDA (DePaul CF)                       6.500           02/01/2024             1,285          1,365,929
                        Monroe IDA (DePaul Properties)               8.300           09/01/2002               470            502,604
                        Monroe IDA (DePaul Properties)               8.800           09/01/2021             4,605          4,870,662
                        NYC IDA (Blood Center)                       7.200           05/01/2004 (p)           500            571,905
                        NYC IDA (Blood Center)                       7.250           05/01/2004 (p)         3,000          3,480,750
                        NYC IDA (CCM)                                7.875           12/01/2016             1,770          1,815,064
                        NYC IDA (CCM)                                8.000           12/01/2011             2,055          2,098,402
                        NYC IDA (EPG)                                7.500           07/30/2003            10,355         11,240,870
                        NYC IDA (Fund for NYC Project)               7.625           07/01/2010             1,000          1,066,360
                        NYC IDA (Graphic Artists)                    8.250           12/30/2023             1,280          1,336,717
                        NYC IDA (JBFS)                               6.750           12/15/2012             6,040          6,265,050
                        NYC IDA (Lighthouse)                         6.500           07/01/2022             1,000          1,057,950

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        NYC IDA (NY Hostel Co.)                      6.750 %         01/01/2004      $      1,175    $     1,181,427
                        NYC IDA (NY Hostel Co.)                      7.600           01/01/2017             4,400          4,450,292
                        NYC IDA (OHEL)                               8.250           03/15/2023             3,435          3,527,779
                        NYC IDA (PRFFP)                              7.000           10/01/2016               815            872,694
                        NYC IDA (Psycho Therapy)                     9.625           04/01/2010               755            820,526
                        NYC IDA (St. Christoper Ottilie)             7.500           07/01/2021             4,140          4,451,990
                        UCP Chemung County                           6.600           08/01/2022             1,000          1,050,150
                        Westchester IDA (JBFS)                       6.750           12/15/2012             2,220          2,301,319
---------------------------------------------------------------------------------------------------------------------------------
Education               Brookhaven IDA (Interdisciplinary School)    8.500           12/01/2004               590            629,353
2.4%                    Brookhaven IDA (Interdisciplinary School)    9.500           12/01/2019             3,220          3,539,585
$56,401,753             Columbia IDA (ARC)                           7.750           06/01/2005               715            762,405
                        Columbia IDA (ARC)                           8.650           06/01/2018             2,660          2,814,918
                        Islip IDA (Leeway School)                    9.000           08/01/2021               970          1,031,343
                        Montgomery IDA (New Dimension)               8.900           05/01/2016             1,095          1,183,848
                        Nassau IDA (ACLDD)                           8.125           10/01/2022             2,725          2,806,832
                        NYC IDA (BHMS)                               8.400           09/01/2002               230            234,924
                        NYC IDA (BHMS)                               8.500           01/01/2027             3,075          3,082,565
                        NYC IDA (BHMS)                               8.900           09/01/2011               660            698,999
                        NYC IDA (BHMS)                               9.200           09/01/2021             1,690          1,827,532
                        NYC IDA (Eden II)                            7.750           06/01/2004               450            468,990
                        NYC IDA (Eden II)                            8.750           06/01/2019             2,505          2,669,453
                        NYC IDA (Hebrew Academy)                    10.000           03/01/2021             2,315          2,551,500
                        NYC IDA (St. Bernard's School)               7.000           12/01/2021             5,115          5,243,642
                        NYC IDA (Summit School)                      7.250           12/01/2004               190            195,696
                        NYC IDA (Summit School)                      8.250           12/01/2024             1,485          1,528,303
                        NYC IDA (UN School)                          6.350           12/01/2015             1,000            997,860
                        Orange IDA (Mental)                          7.800           07/01/2011               495            561,360
                        Saratoga IDA (ARC)                           8.400           03/01/2013             1,395          1,447,592
                        Suffolk IDA (Devel. Disabilities)            7.375           03/01/2003             1,035          1,059,995
                        Suffolk IDA (Devel. Disabilities)            8.750           03/01/2023             9,675         10,320,806
                        Wayne IDA (ARC)                              7.250           03/01/2003               515            529,178
                        Wayne IDA (ARC)                              8.375           03/01/2018             2,925          3,011,873
                        Westchester IDA (Clearview School)           9.375           01/01/2021             1,469          1,602,005
                        Westchester IDA (JDAM)                       6.750           04/01/2016             1,560          1,596,192
                        Yonkers IDA (Westchester)                    7.375           12/30/2003               395            407,241
                        Yonkers IDA (Westchester)                    8.750           12/30/2023             3,375          3,597,763
------------------------------------------------------------------------------------------------------------------------------------
Corporate Backed        Albany IDA (Albany Golf)                     7.500           05/01/2012               400            420,908
1.9%                    Albany IDA (Kenwood Assoc.)                  9.250 (d)       09/01/2010             2,735          2,193,990
$44,042,633             Auburn IDA (Wegmans)                         7.250           12/01/98                 125            126,534
                        Broome IDA (Industrial Park)                 7.550           12/01/2000               190            195,700
                        Broome IDA (Industrial Park)                 7.600           12/01/2001               195            200,850
                        Dutchess IDA (Merchants Press)               7.950 (d)       06/30/2002             1,800          1,706,346
                        Dutchess IDA (Merchants Press)               9.000 (d)       06/30/2022             4,590          4,255,068
                        Erie IDA (Affordable Hospitality)            9.250           12/01/2015             3,610          3,685,377
                        Erie IDA (Air Cargo)                         8.250           10/01/2007             1,455          1,505,037
                        Erie IDA (Air Cargo)                         8.500           10/01/2015             2,380          2,493,740
                        Fulton IDA (Crossroads Incubator)            8.500           12/15/98   (a)           160            162,400
                        Hudson IDA (Northside)                       9.000           12/01/2009               455            494,212
                        Islip IDA (WJL Realty)                       7.800           03/01/2003                50             53,166
                        Islip IDA (WJL Realty)                       7.850           03/01/2004               100            106,474
                        Islip IDA (WJL Realty)                       7.900           03/01/2005               100            106,616
                        Islip IDA (WJL Realty)                       7.950           03/01/2010               500            532,450
                        Monroe IDA (Canal Ponds)                     7.000           06/15/2013               900            964,782
                        Monroe IDA (Cottrone Devel.)                 9.500           12/01/2010             2,358          2,552,746
                        Monroe IDA (De Carolis)                      7.500           01/30/2005               402            402,199
                        Monroe IDA (Morrell/Morrell)                 7.000           12/01/2007             2,172          2,203,559
                        Monroe IDA (Piano Works)                     7.625           11/01/2016             4,330          4,368,450
                        Monroe IDA (West End Business)               6.750           12/01/2004               575            585,471
                        Monroe IDA (West End Business)               6.750           12/01/2004               140            142,549
                        Monroe IDA (West End Business)               6.750           12/01/2004                75             76,366
                        Monroe IDA (West End Business)               8.000           12/01/2014               515            547,172
                        Monroe IDA (West End Business)               8.000           12/01/2014             1,375          1,460,896
                        Monroe IDA (West End Business)               8.000           12/01/2014               170            180,618
                        Monroe IDA (West End Business)               8.000           12/01/2014               345            366,552
                        Niagara IDA (Maryland Maple)                10.250           11/15/2009             1,090          1,162,943

Rochester Fund Municipals
Statement of Investments
December 31, 1996

                                                                                                      Face Amount
                        Description                                  Coupon           Maturity       (000) Omitted     Market Value
------------------------------------------------------------------------------------------------------------------------------------
                        Niagara IDA (Sevenson Hotel)                 6.600 %         05/01/2007      $      1,900    $     1,934,561
                        NYC IDA (ALA Realty)                         7.500           12/01/2010             1,035          1,065,450
                        NYC IDA (ALA Realty)                         8.375           12/01/2015             1,450          1,569,553
                        NYC IDA (Loehmann's)                         9.500           12/31/2004               845            863,320
                        Suffolk IDA (Rimland Facilities)             6.188 (v)       12/01/2009             1,670          1,619,900
                        Syracuse IDA (Rockwest Center II)            7.625           12/01/2010               980            994,906
                        Syracuse IDA (Rockwest Center II)            8.625           12/01/2015             1,470          1,536,503
                        Syracuse IDA (Rockwest Center I)             8.000           06/01/2013             1,150          1,205,269
------------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities     Puerto Rico Telephone Auth. RIBS             7.067 (f)       01/01/2015            16,550         16,156,938
1.4%,  $32,075,688      Puerto Rico Telephone Auth. RIBS (e)         7.936 (f)       01/01/2020            15,000         15,918,750
---------------------------------------------------------------------------------------------------------------------------------
Manufacturing,          Babylon IDA (JFB & Sons Lithographers)       7.625           12/01/2006             1,180          1,182,655
Non-Durable             Babylon IDA (JFB & Sons Lithographers)       8.625           12/01/2016             2,570          2,576,451
Goods                   Herkimer IDA (Burrows Paper)                 7.250           01/01/2001             2,295          2,237,900
1.1%                    Herkimer IDA (Burrows Paper)                 8.000           01/01/2009             2,440          2,402,985
$24,716,112             Middleton IDA (Fleurchem)                    8.000           12/01/2016               905            938,349
                        Monroe IDA (Cohber)                          7.550           12/01/2001                10             10,507
                        Monroe IDA (Cohber)                          7.650           12/01/2002                10             10,525
                        Monroe IDA (Cohber)                          7.700           12/01/2003                10             10,533
                        Monroe IDA (Cohber)                          7.850           12/01/2009               170            179,365
                        NYC IDA (Amster Novelty)                     8.000           12/01/2010               530            539,476
                        NYC IDA (Amster Novelty)                     8.375           12/01/2015               790            820,755
                        NYC IDA (Atlantic Veal & Lamb)               8.375           12/01/2016             1,160          1,164,965
                        NYC IDA (Promotional Slideguide)             7.500           12/01/2010               710            705,839
                        NYC IDA (Promotional Slideguide)             7.875           12/01/2015             1,065          1,077,908
                        NYC IDA (Streamline Plastics)                7.750           12/01/2015               585            599,648
                        NYC IDA (Streamline Plastics)                8.125           12/01/2025             1,275          1,329,047
                        NYC IDA (Visy Paper)                         7.950           01/01/2028             4,000          4,266,360
                        Putnam IDA (Brewster Plastics)               8.500           12/01/2016             1,990          2,042,496
                        Ulster IDA (Brooklyn Bottling)               7.800           06/30/2002               595            615,171
                        Ulster IDA (Brooklyn Bottling)               8.600           06/30/2022             1,915          2,005,177
------------------------------------------------------------------------------------------------------------------------------------
Highways,               MTA YCR (e)                                  3.882 (f)       07/01/2013             9,400          9,353,000
Commuter Facilities     MTA YCR (e)                                  3.882 (f)       07/01/2022             3,000          2,823,750
1.1%                    MTA (Transit) IVRC (e)                       6.360 (f)       07/01/2011            10,000          9,987,500
$24,407,149             NYS Thruway                                  0.000           01/01/2003             1,000            720,450
                        NYS Thruway                                  0.000           01/01/2004             2,000          1,356,860
                        NYS Thruway                                  0.000           01/01/2005               260            165,589
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities           NYS ERDA (Brooklyn Union Gas)                7.000           12/01/2020                70             71,407
1.0%                    NYS ERDA (Brooklyn Union Gas) RIBS           7.538 (f)       07/08/2026             3,000          2,752,500
$23,089,907             NYS ERDA (Brooklyn Union Gas) RIBS           8.721 (f)       04/01/2020             7,000          7,700,000
                        NYS ERDA (Brooklyn Union Gas) RIBS           9.868 (f)       07/01/2026            10,300         12,566,000
------------------------------------------------------------------------------------------------------------------------------------
Other                   Franklin SWMA                                6.250           06/01/2003 (p)         1,060          1,169,954
0.5%                    Franklin SWMA                                6.250           06/01/2015             2,195          2,183,937
$11,850,704             Montgomery IDA (Amsterdam)                   7.250           01/15/2019             5,860          6,060,822
                        Municipal Assistance Corp. for Troy, NY      0.000           01/15/2022             1,021            248,679
                        Municipal Assistance Corp. for Troy, NY      0.000           07/15/2021               673            168,927
                        Peekskill IDA (Karta)                        9.000           07/01/2010             1,834          1,901,211
                        St. Lawrence County (SWDA)                   8.250           01/01/99   (p)            10             10,882
                        St. Lawrence County (SWDA)                   8.875           01/01/98   (p)           100    $       106,292
------------------------------------------------------------------------------------------------------------------------------------
Total municipal bond investments, at value (cost $2,194,470,034) - 99.8%                                             $ 2,302,671,637
------------------------------------------------------------------------------------------------------------------------------------
Other assets and liabilities (net) - 0.2%                                                                                  5,178,542
                                                                                                                     ---------------
Net assets - 100.0%                                                                                                  $ 2,307,850,179
                                                                                                                     ===============

(a)  Date of mandatory put; final maturity 12/15/2008.
(b)  Date of mandatory put; final maturity 06/01/2008.
(c)  Security will convert to a fixed coupon at a future date prior to maturity.
(d)  Non-income accruing security.
(e)  Illiquid security.
(f) Interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at December 31, 1996.
(p)  Date of pre-refunded call.
(v)  Variable rate security that fluctuates as a percentage of prime rate.

                 See accompanying Notes to Financial Statements.

Portfolio Abbreviations

To simplify the listings of Rochester Fund Municipals' holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

ACLDD   Adults and Children with Learning            IRS         Inverse Rate Security
          and Developmental Disabilities             ITEME       Industrial Tourist Educational Medical
ARC     Association of Retarded Citizens                          and Environmental
ASSC    Annie Schaffer Senior Center                 IVRC        Inverse Variable Rate Certificate
BANS    Bond Anticipation Notes                      JBFS        Jewish Board of Family Services
BHMS    Brooklyn Heights Montessori School           JDAM        Julia Dyckman Angus Memorial
BLH     Bronx Lebanon Hospital                       LEVRRS      Leveraged Reverse Rate Security
BOCES   Board of Cooperative Educational Services    LGSC        Local Government Services Corporation
CARS    Complimentary Auction Rate Security          L.I.        Long Island
CCM     Comprehensive Care Management                LILCO       Long Island Lighting Corporation
CDC     Community Development Corporation            MMC         Marymount Manhattan College
CEK     Cyril E. King                                MMP         Millbrook Millwork Project
CF      Community Facilities                         MTA         Metropolitan Transit Authority
CGH     Community General Hospital                   NIMO        Niagara Mohawk Power Corporation
CNR     College of New Rochelle                      PRFFP       Puerto Rico Family Foundation Project
Con Ed  Consolidated Edison Co.                      Res Rec     Resource Recovery Facility
COP     Certificate of Participation                 RGH         Rochester General Hospital
DC      Dominican College                            RG&E        Rochester Gas & Electric
EHC     Elderly Housing Corporation                  RIBS        Residual Interest Bonds
EHL     Engine Hook and Ladder                       RITES       Residual Interest Tax Exempt Security
EPG     Elmhurst Parking Garage                      SCSB        Schuyler Community Services Board
ERDA    Energy Research and                          SONYMA      State of New York Mortgage Agency
          Development Authority                      SWDA        Solid Waste Disposal Authority
E,E&T   Ear, Eye and Throat                          SWMA        Solid Waste Management Authority
FLCP    Finger Lakes Cerebral Palsy                  TEMEC       Tourist, Educational, Medical and
GAINS   Growth and Income Securities                               Environmental Control
GO      General Obligation                           UCP         United Cerebral Palsy
HB&F    Housing Bank and Finance                     UDC         Urban Development Corporation
HDC     Housing Development Corporation              UFA         Utica Free Academy
HELP    Homeless Economic Loan Program               UN          United Nations
HFA     Housing Finance Agency                       WWH         Wyandach/Wheatley Heights
HFC     Housing Finance Corporation                  YCN         Yield Curve Note
H&N     Hospital and Nursing                         YCR         Yield Curve Receipt
IDA     Industrial Development Authority             V. I.       United States Virgin Islands

======================================================================================================

Asset Composition Table - December 31, 1996
(Unaudited) (As a percentage of total investments)

           Percentage
 Rating   of Investments
------------------------
    AAA              18.5%
     AA              15.0%
      A              23.3%
    BBB              23.5%
     BB               6.0%
      B               2.4%
    CCC               0.0%
     CC               0.0%
      C               0.0%
Not Rated            11.3%
          --------------
  Total             100.0%
          ==============

All unrated bonds are backed by mortgage liens and guarantees by the issuer. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.

                            Rochester Fund Municipals

================================================================================

             Statement of Assets and Liabilities - December 31, 1996

Assets
   Investments, at value
     (Cost $2,194,470,034)                                      $ 2,302,671,637
   Receivables:
     Interest                                                        38,260,232
     Shares of beneficial interest sold                               2,809,607
     Investments sold                                                 1,045,994
   Other                                                              2,811,075
                                                                ---------------
     Total assets                                                 2,347,598,545
                                                                ---------------
Liabilities
   Payables and other liabilities:
     Bank overdraft                                                     252,728
     Demand note payable to bank
       (interest rate 7.60% at 12/31/96)                             27,100,000
     Investments purchased                                            8,952,318
     Dividends                                                          786,842
     Shares of beneficial interest redeemed                           2,043,236
     Trustees' fees                                                     509,500
     Other                                                              103,742
                                                                ---------------
     Total liabilities                                               39,748,366
                                                                ---------------
Net Assets                                                      $ 2,307,850,179
                                                                ===============
Composition of Net Assets
  Paid-in capital                                               $ 2,256,905,794
  Undistributed net investment  income                                1,979,870
  Accumulated net realized loss on
    investment transactions                                         (59,237,088)
  Net unrealized appreciation on investments                        108,201,603
                                                                ---------------
  Net assets                                                    $ 2,307,850,179
                                                                ===============
Net Asset Value Per Share
  Net asset value and redemption price per share
    (based on net assets of $2,307,850,179 and
    128,245,804 shares of beneficial interest
    outstanding)                                                $         18.00
                                                                ===============
  Maximum offering price per share (net asset
    value plus sales charge of 4.00% of offering
    price)                                                      $         18.75
                                                                ===============

================================================================================

Statement of Operations
For the Year Ended December 31, 1996


Investment Income:
   Interest                                                       $ 153,669,200
                                                                  -------------
Expenses:
   Management fees                                                   10,418,738
   Distribution and service plan fees                                 3,245,654
   Transfer and shareholder servicing agent fees                      1,242,719
   Accounting service fees                                              660,089
   Shareholder reports                                                  412,478
   Trustees' fees and expenses                                          327,250
   Custodian fees and expenses                                          269,909
   Legal and auditing fees                                               92,094
   Registration and filing fees                                          89,860
   Other                                                                208,281
   Interest                                                             890,390
                                                                  -------------
     Total expenses                                                  17,857,462
     Less expenses paid indirectly                                      (23,621)
                                                                  -------------
     Total net expenses                                              17,833,841
                                                                  -------------
Net Investment Income                                               135,835,359
                                                                  -------------
Realized and Unrealized Loss:
     Net realized loss on investments                                (3,568,327)
     Net change in unrealized appreciation
      or depreciation on investments                                (15,226,664)
                                                                  -------------
Net realized and unrealized loss                                    (18,794,991)
                                                                  -------------
Net Increase in Net Assets
  Resulting From Operations                                       $ 117,040,368
                                                                  =============


Statements of Changes in Net Assets
Year Ended December 31,                             1996              1995
                                                    ----              ----

Increase in Net Assets -
Operations:

  Net investment income                       $   135,835,359   $   125,186,936
  Net realized loss                                (3,568,327)      (10,724,838)
  Net change in unrealized appreciation
   or depreciation                                (15,226,664)      222,374,949
                                              ---------------   ---------------
Net increase in net assets
  resulting from operations                       117,040,368       336,837,047
                                              ---------------   ---------------
Dividends to Shareholders From:
  Net investment income                          (136,511,912)     (124,417,144)
                                              ---------------   ---------------
Beneficial Interest Transactions:
  Sold                                            355,593,044       292,964,245
  Dividends and distributions reinvested           71,854,295        67,511,771
  Redeemed                                       (245,389,573)     (218,931,015)
                                              ---------------   ---------------
Net increase in net assets resulting from
  beneficial interest transactions                182,057,766       141,545,001
                                              ---------------   ---------------
Net Assets:
Total increase                                    162,586,222       353,964,904
Beginning of period                             2,145,263,957     1,791,299,053
                                              ---------------   ---------------
End of period (including undistributed
   net investment income of $1,979,870
   and $2,633,000, respectively)              $ 2,307,850,179   $ 2,145,263,957
                                              ===============   ===============



   See accompanying Notes to Financial Statements.

Rochester Fund Municipals
Financial Highlights

                                                                         Year Ended December 31,
                                                       1996         1995         1994        1993        1992
                                                   ------------  ----------  ----------- -----------  --------
Per Share Operating Data:
Net asset value, beginning of period                  $18.18       $16.31       $19.00       $17.65     $17.01
                                                   ---------    ---------    ---------    ---------    -------

Income (loss) from investment operations:
  Net investment income                                 1.10         1.10         1.13         1.17       1.20
  Net realized and unrealized gain (loss)              (0.18)        1.86        (2.68)        1.35       0.64
                                                   ---------    ---------    ---------    ---------    -------

Total income from investment operations                 0.92         2.96        (1.55)        2.52       1.84
                                                   ---------    ---------    ---------    ---------    -------

Dividends and distributions to shareholders:
  Dividends from net investment income                 (1.10)       (1.09)       (1.13)       (1.17)     (1.20)
  Undistributed net investment income -
    prior year                                          --           --          (0.01)        --         --
  Distributions from net realized gain                  --           --           --           --         --
                                                   ---------    ---------    ---------    ---------    -------

Total dividends and distributions to shareholders      (1.10)       (1.09)       (1.14)       (1.17)     (1.20)
                                                   ---------    ---------    ---------    ---------    -------

Net asset value, end of period                        $18.00       $18.18       $16.31       $19.00     $17.65
                                                   =========    =========    =========    =========    =======

Total Return, at Net Asset Value (a)                   5.37%       18.58%       (8.35%)      14.60%     11.19%

Ratios/Supplemental Data:
  Net assets, end of period (in millions)             $2,308       $2,145       $1,791       $1,794       $997
  Average net assets (in millions)                    $2,191       $2,005       $1,847       $1,449       $717
  Ratios to average net assets:
    Net investment income                              6.20%        6.25%        6.43%        6.21%      6.79%
    Expenses (b)                                       0.82%        0.82%        0.84%        0.75%      0.84%
    Expenses (excluding interest) (b) (c)              0.77%        0.78%        0.73%        0.64%      0.70%
  Portfolio turnover rate (d)                         13.34%       14.59%       34.39%       18.27%     29.99%

--------------------------------------------------------------------------------------------------------------

(a) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(b) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
(c) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(d) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1996 were $449,938,295 and $290,605,385, respectively.

     Per share information has been determined based on average shares outstanding for the period.

     See accompanying Notes to Financial Statements.

Rochester Fund Municipals
Notes to Financial Statements
December 31, 1996

Note 1. Significant Accounting Policies:

Rochester Fund Municipals (the Fund), which is organized as a business trust under the laws of the Commonwealth of Massachusetts, conducted operations as a closed-end investment company from December, 1982 until May 15, 1986, at which time it commenced operations as an open-end investment company. The Fund's investment objective is to provide as high a level of interest income exempt from federal, New York State and New York City personal income taxes as is consistent with prudent investing while seeking preservation of shareholders' capital.

On January 4, 1996, Rochester Capital Advisors, L.P. (RCA, L.P.), the Fund's investment adviser, Rochester Fund Distributors, Inc., (RFD), the Fund's principal underwriter, and Rochester Fund Services, Inc. (RFS), the Fund's shareholder servicing, accounting and pricing agent, consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain assets of RCA, L.P., RFD and RFS, including the transfer of the investment advisory agreement and other contracts with the Fund and the use of the name "The Rochester Funds."

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation and Transactions. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Long-term debt securities are valued at the mean between the bid and asked price using information available from a portfolio pricing service approved by the Board of Trustees, dealer-supplied valuations, provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current value, or analysis of various relationships between comparable securities. Securities for which market quotations are not readily available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1996, the Fund had no outstanding when-issued or forward commitments.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $59,099,600 which expires between 2000 and 2004.

Trustees' Fees and Expenses. In January, 1995, the Board of Trustees of the Fund adopted a retirement plan for its independent trustees. Upon retirement, eligible trustees receive annual payments based upon their years of service. The plan is not funded. In connection with the sale of certain assets of RCA, L.P. and other affiliates to the Manager, all but one of the independent trustees retired effective January 4, 1996. The retirement plan expense, which is included in trustees' fees and expenses, amounted to $278,000 for the year ended December 31, 1996. Payments of $40,500 were made to retired trustees during the year ending December 31, 1996. At December 31, 1996, the Fund had recognized an accumulated liability of $499,500. The retirement plan, as amended and restated on October 16, 1995, provides that no independent trustee of the Fund who is elected after September 30, 1995 may be eligible to receive benefits thereunder.

Distributions to Shareholders. Income dividends are declared and recorded each day the New York Stock Exchange is open for business based on the projected net investment income for a period, usually one month, calculated as if earned pro rata throughout the period on a daily basis. Such dividends are paid monthly. Distributions from net realized gains on investments, if any, are recorded on the ex-dividend date and paid annually.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

During the year ended December 31, 1996, the Fund adjusted the classification of net investment income and net realized gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the year ended December 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $82,628, a decrease in an accumulated net realized loss of $59,204, and an increase in undistributed net investment income of $23,424.

Concentration in New York Issuers. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Shares of Beneficial Interest:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, par value $.01 per share. Transactions in shares of beneficial interest were as follows:

Year Ended December 31,                               1996                1995
                                                      ----                ----

Sold                                                20,027,352       16,778,524
Dividends and distributions reinvested               4,049,796        3,857,323
Redeemed                                           (13,850,487)     (12,475,987)
                                                  ------------     ------------

Net increase in shares outstanding                  10,226,661        8,159,860
Shares outstanding, beginning of period            118,019,143      109,859,283
                                                  ------------     ------------

Shares outstanding, end of period                  128,245,804      118,019,143
                                                  ============     ============

Note 3. Portfolio Information:

The Fund held $351,619,487 in inverse floating rate municipal bonds at December 31, 1996, comprising approximately 15.24% of net assets.

During 1996, 10.54% of interest income was derived from investments in U.S. territories which are exempt from federal, all states, and New York City income taxes.

At December 31, 1996, net unrealized appreciation on investments of $108,201,603 was composed of gross appreciation of $116,613,463, and gross depreciation of $8,411,860.

Unrealized appreciation (depreciation) at December 31, 1996 based on cost of investments for federal income tax purposes of $2,194,607,522 was:

Gross unrealized appreciation          $116,501,348
Gross unrealized depreciation           (8,437,234)
                                     ----------------

Net unrealized appreciation            $108,064,114
                                     ================

Note 4. Management Fees and Other Transactions With Affiliates:

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee based on an annual rate of 0.54% of average daily net assets up to $100 million, 0.52% of average daily net assets in excess of $100 million to $250 million, 0.47% of average daily net assets in excess of $250 million to $2 billion, 0.46% of average daily net assets in excess of $2 billion to $5 billion, and 0.45% of average daily net assets in excess of $5 billion. During 1996, the Fund paid $113,595 to RCA, L.P. (the former manager) and $10,305,143 to the Manager for management and investment advisory services.

Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During 1996, the Fund paid $7,180 to RFS (the former accounting and pricing agent) and $652,909 to the Manager for accounting and pricing services.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund. The transfer and shareholder servicing agent fee paid by the Fund is based on an annual maintenance fee of $24.12 for each shareholder account. During 1996, the Fund paid $13,137 to RFS (the former shareholder servicing agent) and $1,229,582 to OFS.

For the year ended December 31, 1996, commissions (sales charges paid by investors) totaled $9,802,584, of which $1,377,087 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers.

The Fund has adopted a Service Plan to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts. Reimbursement is made monthly at an annual rate that may not exceed 0.25% per annum of average daily net assets of the Fund. Currently, the Board of Trustees has limited the rate to 0.15% per annum of average daily net assets. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold shares of the Fund. During the year ended December 31, 1996, OFDI paid $7,818 to an affiliated broker/dealer as reimbursement for personal service and maintenance expenses.

Note 5. Bank Borrowings:

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other Rochester Division funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $70 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the New York Interbank Offer Rate (NIBOR) plus 0.75%. Borrowings are payable on demand.

The Fund had borrowings of $27,100,000 outstanding at December 31, 1996. For the year ended December 31, 1996, the average monthly loan balance was $14,152,424 at an average interest rate of 6.172%. The maximum amount of borrowings outstanding at any month-end was $49,370,000.

                                                   APPENDIX A
                                             INDUSTRY CLASSIFICATIONS


                  Electric                                             Resource Recovery
                  Gas
                  Water                                                Higher Education
                  Sewer                                                Education
                  Telephone
                                                                       Lease Rental
                  Adult Living Facilities
                  Hospital                                             Non Profit Organization

                  General Obligation                                   Highways
                  Special Assessment                                   Marine/Aviation Facilities
                  Sales Tax
                                                                       Multi Family Housing
                  Manufacturing, Non Durables                          Single Family Housing
                  Manufacturing, Durables

                  Pollution Control


                                   APPENDIX B


                           TAX EQUIVALENT YIELD TABLES


The equivalent yield tables below compare tax-free income with taxable income under Federal, New York State and New York City income tax rates effective January 1, 1997. Combined taxable income refers to the net amount subject to Federal, New York State and New York City income tax after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that New York State and local income tax payments are fully deductible for Federal income tax purposes. They do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.

New York State Residents

Combined Taxable Income

                                                                                      Rochester Fund Municipals Yield
Single Return    Joint Return                                                         of:
                                                                   Combined           3.5%            4.0%          4.5%
                                                                   Effective          Is Approximately
                 Not                               Not             Tax                Equivalent to a Taxable
Over             Over             Over             Over            Bracket            Yield of:
                                  $ 22,000         $ 26,000           19.46%          4.35%          4.97%          5.59%
                                  $ 26,000         $ 40,000           20.01%          4.38%          5.00%          5.63%
$ 20,000         $ 24,650         $ 40,000         $ 41,200           20.82%          4.42%          5.05%          5.68%
$ 24,650         $ 59,750         $ 41,200         $ 99,600           32.93%          5.22%          5.96%          6.71%
$ 59,750         $124,650         $ 99,600         $151,750           35.73%          5.45%          6.22%          7.00%
$124,650         $271,050         $151,750         $271,050           40.38%          5.87%          6.71%          7.55%
$271,050                          $271,050                            43.74%          6.22%          7.11%          8.00%

New York State Residents

Combined Taxable Income

                                                                                      Rochester Fund Municipals Yield
Single Return    Joint Return                                                         of:
                                                                   Combined           5.0%           5.5%            6.0%
                                                                   Effective          Is Approximately
                 Not                               Not             Tax                Equivalent to a Taxable
Over             Over             Over             Over            Bracket            Yield of:
                                  $ 22,000         $ 26,000           19.46%          6.21%          6.83%          7.45%
                                  $ 26,000         $ 40,000           20.01%          6.25%          6.88%          7.50%
$ 20,000         $ 24,650         $ 40,000         $ 41,200           20.82%          6.31%          6.95%          7.58%
$ 24,650         $ 59,750         $ 41,200         $ 99,600           32.93%          7.46%          8.20%          8.95%
$ 59,750         $124,650         $ 99,600         $151,750           35.73%          7.78%          8.56%          9.34%
$124,650         $271,050         $151,750         $271,050           40.38%          8.39%          9.23%         10.06%
$271,050                          $271,050                            43.74%          8.89%          9.78%         10.66%

                                                               B-1

New York City Residents

Combined Taxable Income

                                                                                      Rochester Fund Municipals Yield
Single Return    Joint Return                                                         of:
                                                                   Combined           3.5%            4.0%          4.5%
                                                                   Effective          Is Approximately
                 Not                               Not             Tax                Equivalent to a Taxable
Over             Over             Over             Over            Bracket            Yield of:
                                  $ 26,000         $ 40,000           23.21%          4.56%          5.21%          5.86%
$ 20,000         $ 24,650         $ 40,000         $ 41,200           24.02%          4.61%          5.26%          5.92%
$ 24,650         $ 25,000         $ 41,200         $ 45,000           35.64%          5.44%          6.21%          6.99%
$ 25,000         $ 50,000         $ 45,000         $ 90,000           35.68%          5.44%          6.22%          7.00%
$ 50,000         $ 59,750         $ 90,000         $ 99,600           35.73%          5.45%          6.22%          7.00%
$ 69,750         $124,650         $ 99,600         $151,750           38.40%          5.68%          6.49%          7.31%
$124,650         $271,050         $151,750         $271,050           42.87%          6.13%          7.00%          7.88%
$271,050                          $271,050                            46.08%          6.49%          7.42%          8.35%

New York City Residents

Combined Taxable Income

                                                                                      Rochester Fund Municipals Yield
Single Return    Joint Return                                                         of:
                                                                   Combined           5.0%            5.5%           6.0%
                                                                   Effective          Is Approximately
                 Not                               Not             Tax                Equivalent to a Taxable
Over             Over             Over             Over            Bracket            Yield of:
                                  $ 26,000         $ 40,000           23.21%          6.51%          7.16%          7.81%
$ 20,000         $ 24,650         $ 40,000         $ 41,200           24.02%          6.58%          7.24%          7.90%
$ 24,650         $ 25,000         $ 41,200         $ 45,000           35.64%          7.77%          8.55%          9.32%
$ 25,000         $ 50,000         $ 45,000         $ 90,000           35.68%          7.77%          8.55%          9.33%
$ 50,000         $ 59,750         $ 90,000         $ 99,600           35.73%          7.78%          8.56%          9.33%
$ 69,750         $124,650         $ 99,600         $151,750           38.40%          8.12%          8.93%          9.74%
$124,650         $271,050         $151,750         $271,050           42.87%          8.75%          9.63%            10.50%
$271,050                          $271,050                            46.08%          9.27%            10.20%            11.13%


                                   APPENDIX C

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:     Satisfactory capacity for timely payment.  However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1:Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:     Satisfactory capacity to pay principal and interest.

     S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1:       Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-:      High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1:   Obligations supported by the highest capacity for timely repayment.

A1:     Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

AAA:       The highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA:        A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

AAA:       Considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA:       The highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA:        High credit quality.  Protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA:        A very low expectation for investment risk.  Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
   Price Waterhouse LLP
   1100 Bausch & Lomb Place
   Rochester, NY 14604-2705

Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800